                                                         Free Writing Prospectus
                                                      Filed Pursuant to Rule 433
                                                     Registration No. 333-130536

                                     [LOGO]

     The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

     Because the asset-backed securities are being offered on a "when, as and if issued" basis, any such contract will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.


MBS New Issue Term Sheet

Mortgage Pass-Through Certificates, Series 2006-J
$1,156,229,000 (approximate) Certificates

Classes 1-A-1,  2-A-1,  2-A-2,  2-A-3, 2-A-4, 2-A-5, 2-A-6, 2-A-7, 3-A-1, 3-A-2,
4-A-1,  4-A-2,  4-A-3,  4-A-4,  5-A-1,  5-A-2,  5-A-3,  5-A-4,  B-1, B-2 and B-3
(Offered Certificates)

Banc of America Funding Corporation
Depositor

Bank of America, National Association
Sponsor

Wells Fargo Bank, N.A.
Securities Administrator and Master Servicer

U.S. Bank National Association
Trustee and Custodian


December 15, 2006


[LOGO]

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                                       $1,156,229,000 (approximate) Certificates
--------------------------------------------------------------------------------

                                   DISCLAIMER

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                             IRS CIRCULAR 230 NOTICE

          TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE INTERNAL REVENUE SERVICE, WE INFORM YOU THAT (A) ANY UNITED STATES FEDERAL TAX ADVICE CONTAINED HEREIN (INCLUDING ANY ATTACHMENTS OR ENCLOSURES) WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING UNITED STATES FEDERAL TAX PENALTIES, (B) ANY SUCH ADVICE WAS
          WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN AND (C) ANY TAXPAYER TO WHOM THE TRANSACTIONS OR MATTERS ARE BEING PROMOTED, MARKETED OR RECOMMENDED SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                                       $1,156,229,000 (approximate) Certificates
--------------------------------------------------------------------------------

                       Preliminary Summary of Certificates

--------------------------------------------------------------------------------------------------------------------------
                                   To Roll (1)
--------------------------------------------------------------------------------------------------------------------------
                                                                             Expected
                                                          Est.   Est. Prin. Maurity to
                  Approx.                                 WAL     Window    Roll @ 25%    Delay          Expected
Class             Size (2)      Interest-Principal Type  (yrs)     (mos)     CPB (mos)     Days           Ratings
--------------------------------------------------------------------------------------------------------------------------
Offered Certificates                                                                                 S&P         Fitch
--------------------------------------------------------------------------------------------------------------------------
    1-A-1        $8,264,000           Variable -          1.93    1 - 36        36         19        AAA          AAA
                                 Pass-Through - Senior
                                          (3)
-------------- ---------------- ------------------------ ------- --------- ------------- ------- ------------ ------------
    2-A-1       $348,754,000          Variable -          2.54    1 - 60        60         19        AAA          AAA
                                 Pass-Through - Super
                                      Senior (4)
-------------- ---------------- ------------------------ ------- --------- ------------- ------- ------------ ------------
                                      Variable -
    2-A-2       $150,000,000     Pass-Through - Super     2.54    1 - 60        60         19        AAA          AAA
                                      Senior (5)
-------------- ---------------- ------------------------ ------- --------- ------------- ------- ------------ ------------
    2-A-3       $150,000,000     Fixed - Interest Only    2.54     N/A          60         19        AAA          AAA
                                          (6)
-------------- ---------------- ------------------------ ------- --------- ------------- ------- ------------ ------------
    2-A-4        $96,404,000     Variable - Sequential    1.40    1 - 41        41         19        AAA          AAA
                                Pay - Super Senior (4)
-------------- ---------------- ------------------------ ------- --------- ------------- ------- ------------ ------------
    2-A-5        $14,146,000     Variable - Sequential    3.86   41 - 53        53         19        AAA          AAA
                                Pay - Super Senior (4)
-------------- ---------------- ------------------------ ------- --------- ------------- ------- ------------ ------------
    2-A-6        $39,450,000     Variable - Sequential    4.85   53 - 60        60         19        AAA          AAA
                                Pay - Super Senior (4)
-------------- ---------------- ------------------------ ------- --------- ------------- ------- ------------ ------------
                                      Variable -
    2-A-7        $38,056,000     Pass-Through - Super     2.54    1 - 60        60         19        AAA          AAA
                                  Senior Support (4)
-------------- ---------------- ------------------------ ------- --------- ------------- ------- ------------ ------------
                                      Variable -
    3-A-1        $57,877,000     Pass-Through - Super     2.54    1 - 60        60         19        AAA          AAA
                                      Senior (7)
-------------- ---------------- ------------------------ ------- --------- ------------- ------- ------------ ------------
                                      Variable -
    3-A-2        $3,395,000      Pass-Through - Super     2.54    1 - 60        60         19        AAA          AAA
                                  Senior Support (7)
-------------- ---------------- ------------------------ ------- --------- ------------- ------- ------------ ------------
                                      Variable -
    4-A-1       $100,000,000     Pass-Through - Super     2.88    1 - 84        84         19        AAA          AAA
                                      Senior (8)
-------------- ---------------- ------------------------ ------- --------- ------------- ------- ------------ ------------
    4-A-2        $86,496,000     Variable - Sequential    1.80    1 - 57        57         19        AAA          AAA
                                Pay - Super Senior (8)
-------------- ---------------- ------------------------ ------- --------- ------------- ------- ------------ ------------
    4-A-3        $27,087,000     Variable - Sequential    6.31   57 - 84        84         19        AAA          AAA
                                Pay - Super Senior (8)
-------------- ---------------- ------------------------ ------- --------- ------------- ------- ------------ ------------
                                      Variable -
    4-A-4        $12,528,000     Pass-Through - Super     2.88    1 - 84        84         19        AAA          AAA
                                  Senior Support (8)
-------------- ---------------- ------------------------ ------- --------- ------------- ------- ------------ ------------
    5-A-1        $94,539,000     Variable - Sequential    1.80    1 - 57        57         19        AAA          AAA
                                   Pay - Senior (9)
-------------- ---------------- ------------------------ ------- --------- ------------- ------- ------------ ------------
    5-A-2        $27,955,000     Variable - Sequential    7.39   57 - 120      120         19        AAA          AAA
                                Pay - Super Senior (10)
-------------- ---------------- ------------------------ ------- --------- ------------- ------- ------------ ------------
                                 Variable - Sequential
    5-A-3        $1,640,000       Pay - Super Senior      7.39   57 - 120      120         19        AAA          AAA
                                     Support (10)
-------------- ---------------- ------------------------ ------- --------- ------------- ------- ------------ ------------
    5-A-4        $29,595,000     Fixed - Interest Only    7.39     N/A         120         19        AAA          AAA
                                         (11)
-------------- ---------------- ------------------------ ------- --------- ------------- ------- ------------ ------------
     B-1         $30,952,000       Subordinate (12)       4.62   1 - 120       120         19        NR           AA
-------------- ---------------- ------------------------ ------- --------- ------------- ------- ------------ ------------
     B-2         $9,927,000        Subordinate (12)       4.62   1 - 120       120         19        NR            A
-------------- ---------------- ------------------------ ------- --------- ------------- ------- ------------ ------------
     B-3         $8,759,000        Subordinate (12)       4.62   1 - 120       120         19        NR           BBB
-------------- ---------------- ------------------------ ------- --------- ------------- ------- ------------ ------------
Certificates Not Offered
Hereunder
--------------------------------------------------------------------------------------------------------------------------
     B-4         $4,672,000
-------------- ----------------
     B-5         $3,504,000
-------------- ----------------                             Information Not Provided Herein
     B-6         $3,503,754
-------------- ----------------
    1-A-R            $100
--------------------------------------------------------------------------------------------------------------------------

(1) Assumes any outstanding principal balance on the Group 1, Group 2, Group 3, Group 4 and Group 5 Certificates will be paid in full on the Distribution Date occurring in the month of December 2009, December 2011, December 2011, December 2013 and December 2016, respectively.

(2)  Class sizes are subject to change.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                                       $1,156,229,000 (approximate) Certificates
--------------------------------------------------------------------------------

                      Preliminary Summary of Certificates

(3) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5) For each Distribution Date occurring prior to and including the Distribution Date in December 2011, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) less approximately 0.405690%. For each Distribution Date occurring on and after the Distribution Date in January 2012, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6) For each Distribution Date occurring prior to and including the Distribution Date in December 2011, interest will accrue on these certificates at a rate equal to approximately 0.405690%. No interest will accrue on these certificates on or after the Distribution Date in January 2012.

(7) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(8) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(9) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 5 Mortgage Loans (based upon the Stated Principal Balances of the Group 5 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(10) For each Distribution Date occurring prior to and including the Distribution Date in December 2016, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 5 Mortgage Loans (based upon the Stated Principal Balances of the Group 5 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) less approximately 0.408535%. For each Distribution Date occurring on and after the Distribution Date in January 2017, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 5 Mortgage Loans (based upon the Stated Principal Balances of the Group 5 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(11) For each Distribution Date occurring prior to and including the Distribution Date in December 2016, interest will accrue on these certificates at a rate equal to approximately 0.408535%. No interest will accrue on these certificates on or after the Distribution Date in January 2017.

(12) Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group) of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the due date in the month preceding the month of such Distribution Date).


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                                       $1,156,229,000 (approximate) Certificates
--------------------------------------------------------------------------------

                       Preliminary Summary of Certificates

--------------------------------------------------------------------------------------------------------------------------
                                   To Maturity
--------------------------------------------------------------------------------------------------------------------------
                                                                              Expected
                                                          WAL @    Window @    Final
                   Approx.                               25% CPR   25% CPR    Maturity    Delay          Expected
Class             Size (1)      Interest-Principal Type   (yrs)     (mos))    (mos) (2)    Days           Ratings
--------------------------------------------------------------------------------------------------------------------------
Offered Certificates                                                                                 S&P         Fitch
--------------------------------------------------------------------------------------------------------------------------
    1-A-1        $8,264,000           Variable -          3.24    1 - 360       360        19        AAA          AAA
                                 Pass-Through - Senior
                                          (3)
-------------- ---------------- ------------------------ ------- ----------- ----------- ------- ------------ ------------
    2-A-1       $348,754,000          Variable -          3.29    1 - 480       480        19        AAA          AAA
                                 Pass-Through - Super
                                      Senior (4)
-------------- ---------------- ------------------------ ------- ----------- ----------- ------- ------------ ------------
                                      Variable -
    2-A-2       $150,000,000     Pass-Through - Super     3.29    1 - 480       480        19        AAA          AAA
                                      Senior (5)
-------------- ---------------- ------------------------ ------- ----------- ----------- ------- ------------ ------------
    2-A-3       $150,000,000     Fixed - Interest Only    2.56      N/A          60        19        AAA          AAA
                                          (6)
-------------- ---------------- ------------------------ ------- ----------- ----------- ------- ------------ ------------
    2-A-4        $96,404,000     Variable - Sequential    1.40     1 - 41        41        19        AAA          AAA
                                Pay - Super Senior (4)
-------------- ---------------- ------------------------ ------- ----------- ----------- ------- ------------ ------------
    2-A-5        $14,146,000     Variable - Sequential    3.86    41 - 53        53        19        AAA          AAA
                                Pay - Super Senior (4)
-------------- ---------------- ------------------------ ------- ----------- ----------- ------- ------------ ------------
    2-A-6        $39,450,000     Variable - Sequential    7.71    53 - 480      480        19        AAA          AAA
                                Pay - Super Senior (4)
-------------- ---------------- ------------------------ ------- ----------- ----------- ------- ------------ ------------
                                      Variable -
    2-A-7        $38,056,000     Pass-Through - Super     3.29    1 - 480       480        19        AAA          AAA
                                  Senior Support (4)
-------------- ---------------- ------------------------ ------- ----------- ----------- ------- ------------ ------------
                                      Variable -
    3-A-1        $57,877,000     Pass-Through - Super     3.29    1 - 479       479        19        AAA          AAA
                                      Senior (7)
-------------- ---------------- ------------------------ ------- ----------- ----------- ------- ------------ ------------
                                      Variable -
    3-A-2        $3,395,000      Pass-Through - Super     3.29    1 - 479       479        19        AAA          AAA
                                  Senior Support (7)
-------------- ---------------- ------------------------ ------- ----------- ----------- ------- ------------ ------------
                                      Variable -
    4-A-1       $100,000,000     Pass-Through - Super     3.30    1 - 480       480        19        AAA          AAA
                                      Senior (8)
-------------- ---------------- ------------------------ ------- ----------- ----------- ------- ------------ ------------
    4-A-2        $86,496,000     Variable - Sequential    1.80     1 - 57        57        19        AAA          AAA
                                Pay - Super Senior (8)
-------------- ---------------- ------------------------ ------- ----------- ----------- ------- ------------ ------------
    4-A-3        $27,087,000     Variable - Sequential    8.07    57 - 480      480        19        AAA          AAA
                                Pay - Super Senior (8)
-------------- ---------------- ------------------------ ------- ----------- ----------- ------- ------------ ------------
                                      Variable -
    4-A-4        $12,528,000     Pass-Through - Super     3.30    1 - 480       480        19        AAA          AAA
                                  Senior Support (8)
-------------- ---------------- ------------------------ ------- ----------- ----------- ------- ------------ ------------
    5-A-1        $94,539,000     Variable - Sequential    1.80     1 - 57        57        19        AAA          AAA
                                   Pay - Senior (9)
-------------- ---------------- ------------------------ ------- ----------- ----------- ------- ------------ ------------
    5-A-2        $27,955,000     Variable - Sequential    8.11    57 - 360      360        19        AAA          AAA
                                Pay - Super Senior (10)
-------------- ---------------- ------------------------ ------- ----------- ----------- ------- ------------ ------------
                                 Variable - Sequential
    5-A-3        $1,640,000       Pay - Super Senior      8.11    57 - 360      360        19        AAA          AAA
                                     Support (10)
-------------- ---------------- ------------------------ ------- ----------- ----------- ------- ------------ ------------
    5-A-4        $29,595,000     Fixed - Interest Only    7.43      N/A         120        19        AAA          AAA
                                         (11)
-------------- ---------------- ------------------------ ------- ----------- ----------- ------- ------------ ------------
     B-1         $30,952,000       Subordinate (12)       6.07    1 - 480       480        19        NR           AA
-------------- ---------------- ------------------------ ------- ----------- ----------- ------- ------------ ------------
     B-2         $9,927,000        Subordinate (12)       6.07    1 - 480       480        19        NR            A
-------------- ---------------- ------------------------ ------- ----------- ----------- ------- ------------ ------------
     B-3         $8,759,000        Subordinate (12)       6.07    1 - 480       480        19        NR           BBB
-------------- ---------------- ------------------------ ------- ----------- ----------- ------- ------------ ------------
Certificates Not Offered
Hereunder
--------------------------------------------------------------------------------------------------------------------------
     B-4         $4,672,000                                   Information Not Provided Herein
-------------- ----------------
     B-5         $3,504,000
-------------- ----------------
     B-6         $3,503,754
-------------- ----------------
    1-A-R            $100
--------------------------------------------------------------------------------------------------------------------------


(1)  Class sizes are subject to change.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                                       $1,156,229,000 (approximate) Certificates
--------------------------------------------------------------------------------

                       Preliminary Summary of Certificates

(2) Expected Final Maturity, except in the case of the Class 2-A-4, Class 2-A-5, Class 2-A-6, Class 2-A-7, Class 4-A-3, Class 4-A-4, Class 5-A-1, Class 5-A-2 and Class 5-A-3 Certificates, is calculated based on the maturity date of the latest maturing loan for each Loan Group. Expected Final Maturity of the Class 2-A-4, Class 2-A-5, Class 2-A-6, Class 2-A-7, Class 4-A-3, Class 4-A-4, Class 5-A-1, Class 5-A-2 and Class 5-A-3 Certificates is calculated assuming 25% CPR.

(3) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5) For each Distribution Date occurring prior to and including the Distribution Date in December 2011, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) less approximately 0.405690%. For each Distribution Date occurring on and after the Distribution Date in January 2012, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6) For each Distribution Date occurring prior to and including the Distribution Date in December 2011, interest will accrue on these certificates at a rate equal to approximately 0.405690%. No interest will accrue on these certificates on or after the Distribution Date in January 2012.

(7) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(8) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(9) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 5 Mortgage Loans (based upon the Stated Principal Balances of the Group 5 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(10) For each Distribution Date occurring prior to and including the Distribution Date in December 2016, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 5 Mortgage Loans (based upon the Stated Principal Balances of the Group 5 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) less approximately 0.408535%. For each Distribution Date occurring on and after the Distribution Date in January 2017, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 5 Mortgage Loans (based upon the Stated Principal Balances of the Group 5 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(11) For each Distribution Date occurring prior to and including the Distribution Date in December 2016, interest will accrue on these certificates at a rate equal to approximately 0.408535%. No interest will accrue on these certificates on or after the Distribution Date in January 2017.

(12) Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group) of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the due date in the month preceding the month of such Distribution Date).


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                                       $1,156,229,000 (approximate) Certificates
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms

Transaction.................................Banc of America Funding Corporation, Mortgage Pass-Through Certificates,
                                            Series 2006-J

Issuing Entity..............................Banc of America Funding 2006-J Trust

Underwriter.................................Banc of America Securities LLC

Master Servicer.............................Wells Fargo Bank, N.A.

Servicers and Originators...................Bank of America, National Association, Washington Mutual Bank and Wells
                                            Fargo Bank, N.A.

Sponsor.....................................Bank of America, National Association

Depositor...................................Banc of America Funding Corporation

Securities Administrator....................Wells Fargo Bank, N.A.

Trustee and Custodian.......................U.S. Bank National Association

Rating Agencies.............................Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and Fitch
                                            Ratings

Total Transaction Size......................$1,167,908,854 (+/- 5%)

Total Offered Hereby........................$1,156,299,000 (+/- 5%)

Securities Offered Hereby
(the "Offered Certificates")................$8,264,000 Class 1-A-1 Certificates
                                            $348,754,000 Class 2-A-1 Certificates
                                            $150,000,000 Class 2-A-2 Certificates
                                            $150,000,000 Class 2-A-3 Certificates
                                            $96,404,000 Class 2-A-4 Certificates
                                            $14,146,000 Class 2-A-5 Certificates
                                            $39,450,000 Class 2-A-6 Certificates
                                            $38,056,000 Class 2-A-7 Certificates
                                            $57,877,000 Class 3-A-1 Certificates
                                            $3,395,000 Class 3-A-2 Certificates
                                            $100,000,000 Class 4-A-1 Certificates
                                            $86,496,000 Class 4-A-2 Certificates
                                            $27,087,000 Class 4-A-3 Certificates
                                            $12,528,000 Class 4-A-4 Certificates
                                            $94,539,000 Class 5-A-1 Certificates
                                            $27,955,000 Class 5-A-2 Certificates
                                            $1,640,000 Class 5-A-3 Certificates
                                            $29,595,000 Class 5-A-4 Certificates
                                            $30,952,000 Class B-1 Certificates

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                                       $1,156,229,000 (approximate) Certificates
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms

                                            $9,927,000 Class B-2 Certificates
                                            $8,759,000 Class B-3 Certificates

The Mortgage Pool...........................Consists  of  adjustable  rate,  conventional, fully amortizing mortgage loans
                                            (the  "Mortgage  Loans")  secured  by  first  liens  on  one-  to  four-family properties.  All of  the  Mortgage  Loans were originated or acquired  Bank of
                                            America,  National  Association,  Washington  Mutual Bank or Wells Fargo Bank,
                                            N.A.

Group 1 Mortgage Loans......................3/1 Hybrid ARM  Residential  Mortgage  Loans:  fully  amortizing,  one-to-four family,  first lien mortgage  loans.  The Group 1 Mortgage  Loans have a fixed interest  rate for the first 3 years  after  origination  and  thereafter  the
                                            Group 1 Mortgage  Loans have a variable  interest rate.  Approximately  67.41%
                                            of the Group 1 Mortgage  Loans  require  only  payments of interest  until the
                                            37th payment.  See the  collateral  appendix for a more in-depth  description.
                                            All of the Group 3  Mortgage  Loans were  originated  by and are  serviced  by
                                            Bank of America, National Association.

Group 2 Mortgage Loans......................5/1 Hybrid ARM  Residential  Mortgage  Loans:  fully  amortizing,  one-to-four family,  first lien mortgage  loans.  The Group 2 Mortgage  Loans have a fixed interest  rate for the first 5 years  after  origination  and  thereafter  the
                                            Group 2 Mortgage  Loans have a variable  interest rate.  Approximately  95.93%
                                            of the Group 2 Mortgage  Loans  require  only  payments of interest  until the
                                            61st  or  121st  payment.  See the  collateral  appendix  for a more  in-depth
                                            description.   Approximately  53.95%  of  the  Group  2  Mortgage  Loans  were originated  by and are  serviced  by Bank of  America,  National  Association.
                                            Approximately  31.75% of the Group 2  Mortgage  Loans were  originated  by and are serviced by Washington  Mutual Bank.  Approximately  14.31% of the Group 2
                                            Mortgage  Loans were  originated  by and are  serviced  by Wells  Fargo  Bank,
                                            N.A.

Group 3 Mortgage Loans......................5/1 Hybrid ARM  Residential  Mortgage  Loans:  fully  amortizing,  one-to-four family,  first lien mortgage  loans.  The Group 3 Mortgage  Loans have a fixed interest  rate for the first 5 years  after  origination  and  thereafter  the
                                            Group 3 Mortgage  Loans have a variable  interest rate.  Approximately  97.75%
                                            of the Group 3 Mortgage  Loans  require  only  payments of interest  until the
                                            61st  or  121st  payment.  See the  collateral  appendix  for a more  in-depth
                                            description.   Approximately  51.95%  of  the  Group  3  Mortgage  Loans  were originated  by and are  serviced  by Bank of  America,  National  Association.
                                            Approximately  36.99% of the Group 3  Mortgage  Loans were  originated  by and are serviced by Washington  Mutual Bank.  Approximately  11.06% of the Group 3
                                            Mortgage  Loans were  originated  by and are  serviced  by Wells  Fargo  Bank,
                                            N.A.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                                       $1,156,229,000 (approximate) Certificates
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms

Group 4 Mortgage Loans......................7/1 Hybrid ARM  Residential  Mortgage  Loans:  fully  amortizing,  one-to-four family,  first lien mortgage  loans.  The Group 4 Mortgage  Loans have a fixed interest  rate for the first 7 years  after  origination  and  thereafter  the
                                            Group 4 Mortgage  Loans have a variable  interest rate.  Approximately  87.64%
                                            of the Group 4 Mortgage  Loans  require  only  payments of interest  until the
                                            85th  or  121st  payment.  See the  collateral  appendix  for a more  in-depth
                                            description.   Approximately  54.21%  of  the  Group  4  Mortgage  Loans  were originated  by and are  serviced  by  Wells  Fargo  Bank,  N.A.  Approximately
                                            45.79% of the Group 4 Mortgage  Loans were  originated  by and are serviced by
                                            Bank of America, National Association.

Group 5 Mortgage Loans......................10/1 Hybrid ARM Residential  Mortgage  Loans:  fully  amortizing,  one-to-four family,  first lien mortgage  loans.  The Group 5 Mortgage  Loans have a fixed interest  rate for the first 10 years after  origination  and  thereafter  the
                                            Group 5 Mortgage  Loans have a variable  interest rate.  Approximately  87.01%
                                            of the Group 5 Mortgage  Loans  require  only  payments of interest  until the
                                            121st payment.  See the collateral  appendix for a more in-depth  description.
                                            Approximately  56.51% of the Group 5  Mortgage  Loans were  originated  by and are  serviced by Wells Fargo Bank,  N.A.  Approximately  42.11% of the Group 5
                                            Mortgage  Loans  were  originated  by and are  serviced  by  Bank of  America,
                                            National  Association.  Approximately  1.38%  of the  Group 5  Mortgage  Loans
                                            were originated by and are serviced by Washington Mutual Bank.

Loan Group 1................................The Group 1 Mortgage Loans.

Loan Group 2................................The Group 2 Mortgage Loans.

Loan Group 3................................The Group 3 Mortgage Loans.

Loan Group 4................................The Group 4 Mortgage Loans.

Loan Group 5................................The Group 5 Mortgage Loans.

Expected Pricing Date.......................Week of December 18, 2006

Closing Date................................December 29, 2006

Distribution Date...........................20th of each month,  or the next succeeding  business day (First  Distribution
                                            Date:  January 22, 2007)

Cut-off Date................................December 1, 2006

Senior Certificates.........................Class 1-A-1,  1-A-R,  2-A-1,  2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6, 2-A-7, 3-A-1,
                                            3-A-2,   4-A-1,   4-A-2,   4-A-3,   4-A-4,  5-A-1,  5-A  2,  5-A-3  and  5-A-4
                                            Certificates.  The Class 1-A-R Certificate is not offered hereunder.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                                       $1,156,229,000 (approximate) Certificates
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms

Subordinate Certificates....................Class B-1,  B-2,  B-3,  B-4,  B-5 and B-6  Certificates.  The B-4, B-5 and B-6
                                            Certificates are not offered hereunder.

Group 1.....................................Class 1-A-1 and 1-A-R Certificates

Group 2.....................................Class 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6 and 2-A-7 Certificates

Group 3.....................................Class 3-A-1 and 3-A-2 Certificates

Group 4.....................................Class 4-A-1, 4-A-2, 4-A-3 and 4-A-4 Certificates

Group 5.....................................Class 5-A-1, 5-A-2, 5-A-3 and 5-A-4 Certificates

Super Senior Certificates...................Class 2-A-1,  2-A-2,  2-A-4,  2-A-5,  2-A-6,  3-A-1,  4-A-1,  4-A-2, 4-A-3 and
                                            5-A-2 Certificates

Super Senior Support Certificates...........Class 2-A-7, 3-A-2, 4-A-4 and 5-A-3 Certificates

Interest Only Certificates..................Class 2-A-3 and 5-A-4 Certificates

Day Count...................................30/360

Final Scheduled Distribution Date...........December 20, 2046

Prepayment Speed............................25% CPB. CPB  represents an assumed annual rate of principal  prepayment  each month  relative  to the  then  outstanding  principal  balance  of a  pool  of mortgage  loans. In addition,  CPB assumes the  outstanding  principal of each mortgage  loans will be prepaid in full at the end of its  fixed-rate  period.
                                            A prepayment  assumption  of 0% CPB assumes  constant  prepayment  rates of 0%
                                            per annum until the initial rate adjustment  date, a prepayment  assumption of
                                            15% CPB assumes  constant  prepayment rates of 15% per annum until the initial
                                            rate  adjustment   date,  a  prepayment  rate  of  25%  CPB  assumes  constant prepayment  rates of 25% per annum until the initial rate  adjustment date and so forth.

Clearing....................................DTC, Clearstream and Euroclear

Denominations...............................     Original                       Minimum                     Incremental
                                            Certificate Form                 Denominations                Denominations
                                            ----------------                 -------------                -------------

Senior Certificates (other than
Class 1-A-R, 2-A-3 and 5-A-4 Certificates)     Book Entry                       $1,000                           $1

Class 2-A-3 and 5-A-4 Certificates             Book Entry                   $1,000,000 (notional)                $1

Class B-1, B-2 and B-3 Certificates            Book Entry                       $25,000                          $1


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

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                          Preliminary Summary of Terms

Determination Date..........................As set forth in the applicable servicing agreement.

Record......................................Date For any Distribution Date, the close of business on the last business day of the month preceding the month of that Distribution Date.

SMMEA Eligibility.......................... The  Senior  Certificates  and  the  Class  B-1  Certificates  are expected to constitute "mortgage related securities" for purposes of SMMEA.

Tax Structure...............................For federal income tax purposes, one or more elections will be made  to  treat certain segregated portions of the Trust as one or more "real  estate mortgage investment conduits" (each, a "REMIC").

Optional Termination Date...................At its  option,  the Master  Servicer  may,  subject  to  certain  conditions, purchase all  remaining  Mortgage  Loans in the Mortgage Pool and effect early retirement  of the  Certificates  on any  Distribution  Date on or after which the aggregate Stated  Principal  Balance of the Mortgage Loans declines to 10%
                                            or less of the aggregate  unpaid  principal  balance of the Mortgage  Loans as of the Cut-off Date.

The Pooling Agreement...................... The  Certificates will be issued pursuant to a Pooling and Servicing Agreement
                                            (the "Pooling Agreement") to be dated the Closing  Date,  among the Depositor, the Master Servicer, the Securities Administrator and the Trustee.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

                          Preliminary Summary of Terms

ERISA Eligibility...........................A fiduciary or other person acting  on  behalf of any employee benefit plan or arrangement,  including  an  individual  retirement  account,  subject  to the
                                            Employee Retirement Income Security Act of 1974,  as  amended  ("ERISA"),  the
                                            Code  or  any  federal, state or local law ("Similar Law") which is similar to
                                            ERISA or the Code  (collectively,  a  "Plan") should carefully review with its legal advisors whether the purchase or holding of an Offered Certificate could give  rise  to  a  transaction  prohibited  or not otherwise permissible under
                                            ERISA, the Code or Similar Law.

                                            The U.S. Department of Labor has extended to Banc  of America  Securities  LLC an administrative exemption (the "Exemption")  from certain of  the prohibited transaction rules of ERISA and the related  excise tax provisions  of  Section
                                            4975 of the Code with respect to the  initial purchase, the  holding  and  the subsequent resale by certain Plans  of  certificates  in  pass-through  trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption.

                                            The   Exemption   may  cover  the  acquisition  and  holding  of  the  Offered
                                            Certificates by the Plans to which it applies provided that  all conditions of the Exemption other than those within the control of the investors are met. In addition, as  of  the  date  hereof,  there is no single mortgagor that is the obligor on 5% of the initial balance of the mortgage pool.

                                            Prospective Plan investors should consult with their legal advisors concerning the  impact  of  ERISA,  the Code and  Similar  Law,  the applicability of the
                                            Exemption,  and  the  potential  consequences in their specific circumstances,
                                            prior to  making an investment in the  Offered Certificates.   Moreover,  each
                                            Plan fiduciary should determine whether under the  governing  plan instruments
                                            and   the   applicable   fiduciary   standards   of  investment  prudence  and
                                            diversification, an investment in the Offered Certificates is appropriate  for the Plan, taking into account the overall  investment  policy of the Plan  and the composition of the Plan's investment portfolio.



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

                          Preliminary Summary of Terms

Principal Distribution......................Principal will be allocated to the  Certificates  according to the Preliminary
                                            Priority of Distributions.

                                            The Senior Principal Distribution Amount for Loan Group 1  will  generally  be allocated  first  to  the Class 1-A-R  Certificate and then to the Class 1-A-1
                                            Certificates, until their class balances have been reduced to zero.

                                            The Senior  Principal  Distribution  Amount for Loan Group 2 will generally be allocated,  concurrently,  (x) approximately 94.4590206899%, concurrently, (i)
                                            approximately 53.757510551% to the Class 2-A-1 Certificates  until their class balance has been reduced to zero,  (ii)  approximately  23.1212447245%  to the

                                            Class  2-A-2  Certificates  until their class balance has been reduced to zero and  (iii)  sequentially,  approximately  23.1212447245%  to  the Class 2-A-4,
                                            Class  2-A-5  and  Class 2-A-6 Certificates,  in that order, until their class balances  have  been  reduced to zero; and (y) approximately  5.5409793101% to the  Class  2-A-7  Certificates  until their class balance has been reduced to zero.

                                            The Senior Principal Distribution  Amount for Loan Group 3 will  generally  be allocated to the Class 3-A-1 and Class 3-A-2  Certificates,  pro  rata,  until their class balances have been reduced to zero.

                                            The Senior  Principal  Distribution  Amount for Loan Group 4 will generally be allocated,  concurrently,  (x) approximately 94.4593584567%, concurrently, (i)
                                            approximately  46.820205728% to the Class 4-A-1 Certificates until their class balance  has  been  reduced  to  zero  and  (ii)  sequentially,  approximately
                                            53.179794272%  to the Class 4-A-2 and Class 4-A-3 Certificates, in that order, until their class  balances  have been  reduced to zero; and (y) approximately
                                            5.5406415433% to the Class 4-A-4 Certificates until their  class  balance  has been reduced to zero.

                                            The Senior Principal Distribution Amount  for Loan Group 5 will  generally  be allocated, sequentially, (x) to the Class 5-A-1 Certificates until their class balance has been reduced to zero; and (y) concurrently, to the Class 5-A-2 and
                                            Class 5-A-3 Certificates, pro rata,  until  their  class  balances  have  been reduced to zero.

                                            The Subordinate Principal Distribution Amount for a Loan Group  will generally be allocated to the Subordinate Certificates on a pro  rata  basis but will be
                                            distributed   sequentially   in   accordance   with   their   numerical  class
                                            designations.

                                            The Senior Certificates of each Group are cross-collateralized with the Senior
                                            Certificates of the other Groups.  This means that after the class balances of the Senior Certificates  of a Group have been reduced to zero, certain amounts otherwise  payable  to the  Subordinate Certificates may be paid to the Senior
                                            Certificates  of the other  Groups.  (Please see the "Preliminary  Priority of
                                            Distributions"  section  below  and  "Description of the   Certificates--Cross
                                            Collateralization" in the Disclosure Supplement.)


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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                                       $1,156,229,000 (approximate) Certificates
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms

Shifting Interest in Prepayments............Additional  credit  enhancement is provided  by  the  allocation,  subject  to certain  exceptions,  of  all principal  prepayments  and  certain liquidation proceeds  on the  Mortgage  Loans in a Loan  Group  to  reduce  the  aggregate
                                            class  balance of the Senior  Certificates   of  the  related Group during the
                                            first seven years after  the  closing  date. In addition, a reduced, but still disproportionately  large,  allocation  of these principal collections will be
                                            distributed  to   reduce   the   aggregate   class  balance  of  those  Senior
                                            Certificates  during  the  eighth through eleventh years following the closing
                                            date.  The    disproportionate    allocation  of    prepayments   and  certain
                                            liquidation  proceeds  on  the  Mortgage Loans in a Loan Group will accelerate the  amortization  of  the  Senior  Certificates of the related Group relative to the  amortization  of  the  Subordinate  Certificates.  As a result,  it is more likely that the credit support  percentage for  the Senior  Certificates will  be  maintained  and  may  be increased  during the first  eleven  years.
                                            (Please see the "Senior Prepayment Percentage" section below.)

Interest Accrual............................Interest  will accrue  on  the  Offered  Certificates  during  each  one-month period  ending  on the last day of the month  preceding  the  month  in  which each Distribution Date occurs.  The initial interest accrual  period  will  be deemed to have commenced on December 1, 2006.  Interest  that  accrues on each class of  Offered  Certificates  during  an  interest  accrual  period will be
                                            calculated  on  the  assumption  that   distributions  that  reduce the  class
                                            balance  or  notional  amount  thereof   on  the  Distribution  Date  in  that
                                            interest  accrual  period  are  made on the first day of the interest  accrual
                                            period.   Interest   will   be  calculated  on the  basis  of a  360-day  year
                                            consisting of twelve 30-day months.

                                            The amount  of  interest   that will accrue on your  Certificates  during each
                                            interest accrual period is equal to:

                                                 (a) one-twelfth of the pass-through rate for your class multiplied by the class  balance  or  notional  amount of your  Certificate on the  Distribution
                                            Date, minus

                                                 (b) the  amount allocated to your class of  certain  interest  shortfalls
                                            arising   from  the  timing of  prepayments  on the Mortgage  Loans,  interest
                                            limitations   applicable   to   certain  military  or  similar  personnel  and
                                            interest  losses  allocated to your class. (See the Disclosure  Supplement for a more detailed description.)


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

                          Preliminary Summary of Terms


Servicing Fee...............................The  Servicing  Fees  with   respect   to  the Trust  are  payable  out of the
                                            interest  payments  received  on  each  Mortgage Loan. The Servicing Fees will accrue on the  Stated  Principal  Balance of each Mortgage Loan at a rate (the
                                            "Servicing  Fee  Rate")  (i)  equal  to 0.375%  per annum with  respect to the
                                            Group  1  Mortgage  Loans,  (ii)  ranging  from  to 0.250% to 0.375% per annum with  respect  to  the Group 2 Mortgage Loans and Group 3 Mortgage Loans (with a  weighted  average  Servicing  Fee  Rate of 0.2897% for the Group 2 Mortgage
                                            Loans  and  0.2962%  for the Group 3 Mortgage  Loans) or (iii) equal to 0.250%
                                            per  annum  with  respect  to the Group 4 Mortgage  Loans and Group 5 Mortgage
                                            Loans.

Compensating Interest.......................On each Distribution  Date,  each  Servicer will be obligated to pay an amount equal to the lesser of  (i)  the  prepayment  interest  shortfall with respect to the Mortgage Loans serviced by such  Servicer  for  such  Distribution Date and (ii) (a) with respect to  Washington  Mutual  Bank  and  Wells Fargo Bank,
                                            N.A.,  the  aggregate  Servicing  Fee  payable   to  such   Servicer  for such
                                            Distribution  Date  or (b)  with  respect  to   Bank   of   America,  National
                                            Association,  one-twelfth of the product of  0.250%  and  the aggregate Stated
                                            Principal Balance of the Mortgage Loans  serviced  by  such Servicer as of the due date in the month preceding  the  month  of the related Distribution Date.
                                            Such  amounts  will  be  used  to cover  full or partial  prepayment  interest shortfalls, if any, on the related Mortgage Loans.

Net Mortgage Interest Rate..................As to any Mortgage  Loan   and  Distribution  Date, the excess of its mortgage
                                            interest rate over the Servicing Fee Rate.

Group Subordinate Amount....................As to any Loan Group and  Distribution  Date,  the  excess  of  the  aggregate
                                            Stated  Principal  Balance   of   the  Mortgage  Loans   in  such  Loan  Group
                                            outstanding  on the due  date in the  month  preceding  the   month   of  such
                                            Distribution   Date   over   the   aggregate   class  balance  of  the  Senior
                                            Certificates of the related Group immediately prior to such date.



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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                                       $1,156,229,000 (approximate) Certificates
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms

Pool Distribution Amount....................The Pool  Distribution  Amount  for  each  Loan   Group  with  respect  to any
                                            Distribution   Date  will  be  equal  to   the   sum   of  (i)  all  scheduled
                                            installments  of interest (net  of  the  related  Servicing Fee) and principal due on the  Mortgage  Loans  in  such  Loan Group on the due date in the month in which such  Distribution  Date  occurs  and  received  prior to the related
                                            Determination  Date,  together with  any  advances  in respect  thereof or any compensating  interest  allocable  to  the  Mortgage Loans in such Loan Group;
                                            (ii) all proceeds of any  primary  mortgage  guaranty  insurance  policies and any other  insurance  policies  with  respect  to  the Mortgage  Loans in such
                                            Loan Group,  to  the  extent  such proceeds are not applied to the restoration
                                            of  the  related   mortgaged   property   or  released  to  the  mortgagor  in
                                            accordance  with  the  applicable Servicer's normal servicing procedures,  and
                                            all  other   cash   amounts  received  and  retained  in  connection  with the liquidation of defaulted  Mortgage Loans  in  such  Loan Group, by foreclosure
                                            or  otherwise,  during  the  calendar   month   preceding   the  month of such
                                            Distribution  Date  (in  each  case, net of unreimbursed  expenses incurred in connection with a  liquidation  or  foreclosure and unreimbursed  advances, if any); (iii) all  partial  or  full prepayments  received on the Mortgage Loans in such Loan Group  during  the  calendar  month  preceding  the month of such
                                            Distribution  Date; (iv)  any  substitution  adjustment  payments  or purchase prices in connection  with any  defective  Mortgage Loan in  such  Loan  Group received  with  respect to such  Distribution  Date  or  amounts  received  in
                                            connection  with  the  optional   termination  of   the   Trust   as  of  such
                                            Distribution  Date,  reduced  by  amounts   in   reimbursement   for  advances
                                            previously  made and other amounts  as  to  which the  applicable  Servicer is entitled to be reimbursed pursuant  to  the  applicable  servicing  agreement;
                                            and (v) any amounts  required  to  be  paid by the  Originators or the Sponsor to the issuing  entity  during  the  prior  calendar month with respect to the
                                            Mortgage  Loans  in  such   Loan   Group as a result  of a breach  of  certain
                                            representations  and   warranties  regarding  compliance  with   predatory  or
                                            abusive  lending  laws (the  "Reimbursement  Amount"),   net  of  any  portion
                                            thereof used to reimburse any  class  of  Certificates  that previously bore a loss as a result of such breach.

                                            The Pool  Distribution  Amounts  will  not  include any profit received by the applicable Servicer  on  the  foreclosure of a Mortgage Loan. Such amounts, if
                                            any,    will   be   retained  by  such   Servicer  as   additional   servicing
                                            compensation.

Senior Percentage...........................The  Senior  Percentage  for  a Loan Group on any Distribution Date will equal
                                            (i) the aggregate  class balance of the Senior  Certificates  of  the  related
                                            Group  immediately  prior  to  such  date,  divided  by  (ii)  the   aggregate
                                            principal balance of such Loan Group for such date.

Subordinate Percentage......................The  Subordinate  Percentage  for  a Loan Group for any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                                       $1,156,229,000 (approximate) Certificates
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms

Subordinate Prepayment Percentage...........The Subordinate Prepayment Percentage for a Loan Group  for  any  Distribution
                                            Date will equal 100% minus the  Senior Prepayment  Percentage  for  such  Loan
                                            Group for such date.

Senior Prepayment Percentage...............For the following Distribution Dates, will be as follows:

                                            Distribution Date                   Senior Prepayment Percentage
                                            -----------------                   ----------------------------

                                            January 2007 through
                                            December 2013                       100%;

                                            January 2014 through
                                            December 2014                       the applicable Senior Percentage plus,
                                                                                70% of the applicable Subordinate
                                                                                Percentage;

                                            January 2015 through
                                            December 2015                       the applicable Senior Percentage plus,
                                                                                60% of the applicable Subordinate
                                                                                Percentage;

                                            January 2016 through
                                            December 2016                       the applicable Senior Percentage plus,
                                                                                40% of the applicable Subordinate
                                                                                Percentage;

                                            January 2017 through
                                            December 2017                       the applicable Senior Percentage plus,
                                                                                20% of the applicable Subordinate
                                                                                Percentage;

                                            January 2018 and thereafter         the applicable Senior Percentage;

                                            provided, however,

                                            (i)      if  on  any  Distribution  Date  the sum of the class balances of the
                                                     Senior Certificates divided by the aggregate principal balance of the
                                                     Mortgage   Loans   (the   "Total  Senior  Percentage")  exceeds  such
                                                     percentage  calculated  as  of  the  Closing  Date,  then  the Senior
                                                     Prepayment Percentage for each Loan Group for such  Distribution Date will equal 100%,

                                            (ii)     if on any  Distribution  Date prior to the January 2010  Distribution
                                                     Date,  prior to giving effect to any  distributions,  the  percentage
                                                     equal   to  the   aggregate   class   balance   of  the   Subordinate
                                                     Certificates  divided  by  the  aggregate  principal  balance  of the related  Mortgage  Loans  (the  "Total  Subordinate  Percentage")  is
                                                     greater than or equal to twice such  percentage  calculated as of the
                                                     Closing Date,  then the Senior  Prepayment  Percentage  for each Loan
                                                     Group for that  Distribution  Date



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                                       $1,156,229,000 (approximate) Certificates
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms

                                                     will equal the  applicable  Senior Percentage  for  each  Loan  Group
                                                     plus  50%  of  the   Subordinate Percentage for such Loan Group, and

                                            (iii)    if on any Distribution Date on or after the January 2010 Distribution
                                                     Date,  prior  to  giving  effect  to  any  distributions,  the  Total
                                                     Subordinate  Percentage  is  greater  than  or  equal  to  twice such percentage calculated  as  of  the  Closing  Date,  then  the  Senior
                                                     Prepayment Percentage for each Loan Group for that Distribution  Date will equal the Senior Percentage for such Loan Group.

                                            No decrease will occur if certain delinquency and loss tests are not met.  For a more complete description, please see the Disclosure Supplement.

Principal Amount............................The  Principal  Amount  for any  Distribution  Date and  any  Loan Group  will equal the sum of (a) all monthly payments of principal due  on  each  Mortgage
                                            Loan in such Loan Group on the related due date,  (b)  the  principal  portion of the purchase price (net of unreimbursed advances and other  amounts  as  to which the applicable  Servicer is entitled to be reimbursed  pursuant  to  the applicable  servicing  agreement)  of each  Mortgage  Loan  in such Loan Group that was  repurchased  and received  during  the  calendar month preceding the month of that Distribution Date,  (c)  any  substitution  adjustment  payments
                                            (net of unreimbursed  advances and other amounts as  to  which  the applicable
                                            Servicer is entitled to be reimbursed pursuant to  the  applicable   servicing
                                            agreement)  in  connection  with any  defective  Mortgage Loan  in  such  Loan
                                            Group  received  during  the  calendar  month  preceding   the  month  of that
                                            Distribution  Date,  (d) any  liquidation  proceeds   (net   of   unreimbursed
                                            expenses and  unreimbursed  advances,  if any)  allocable  to   recoveries  of
                                            principal  of any  Mortgage  Loans  in such  Loan  Group  that   are  not  yet
                                            liquidated  Mortgage Loans received during the calendar  month  preceding  the month of such Distribution  Date, (e) with respect to each  Mortgage  Loan  in such Loan Group that became a liquidated  Mortgage Loan  during  the  calendar
                                            month  preceding  the  month  of such  Distribution  Date,   the   amount   of
                                            liquidation   proceeds   (other  than  any   foreclosure    profits   net   of
                                            unreimbursed  expenses  and  unreimbursed  advances,  if  any)   allocable  to
                                            principal  received  with respect to such Mortgage Loan  during  the  calendar month  preceding the month of such  Distribution  Date and (f)  all  full  and partial  principal  prepayments  on any  Mortgage  Loans  in  such  Loan Group received during the calendar month preceding the month  of  such  Distribution
                                            Date.

Senior Principal Distribution Amount........The   Senior   Principal   Distribution   Amount   for  a   Loan Group for any
                                            Distribution Date will equal the sum of (i) the  Senior  Percentage  for  such
                                            Loan  Group  of  all  amounts  described  in clauses (a) through  (d)  of  the definition  of  "Principal  Amount"  for such Loan Group and such Distribution
                                            Date  and  (ii)  the  Senior Prepayment Percentage of the amounts described in clauses  (e)  and  (f)  of  the definition of "Principal Amount" for such Loan
                                            Group and such Distribution Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                                       $1,156,229,000 (approximate) Certificates
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms

Subordinate Principal
Distribution Amount.........................The  Subordinate  Principal  Distribution  Amount  for a  Loan  Group  for any
                                            Distribution Date will equal the sum  of (i) the  Subordinate  Percentage  for such Loan Group of the amounts  described  in clauses  (a)  through (d) of the definition of "Principal  Amount" for such  Loan Group and  such  Distribution
                                            Date and (ii) the Subordinate  Prepayment  Percentage for such  Loan  Group of
                                            the   amounts  described  in  clauses  (e)   and  (f)  of  the  definition  of
                                            "Principal  Amount" for such  Loan  Group  and such Distribution Date. See the
                                            Disclosure  Supplement  for  the  allocation   of  the  Subordinate  Principal
                                            Distribution Amount among the related Subordinate Certificates.

Fractional Interest.........................With  respect  to  any  Distribution   Date  and  each  class  of  Subordinate
                                            Certificates,  in connection with the allocation of the Subordinate  Principal
                                            Distribution  Amounts among the Subordinate  Certificates,  will equal (i) the aggregate of the class balances  immediately  prior to such  Distribution Date of all classes of Subordinate  Certificates  that have higher  numerical class designations  than such class,  divided by (ii) the Stated Principal  Balances of the Mortgage Loans  outstanding on the Due Date in the month  preceding the month of such Distribution Date.

                                            The approximate Fractional Interests for the Subordinate Certificates  on  the
                                            Closing Date are expected to be as follows:

                                                           Class B-1........................................... 2.60%
                                                           Class B-2........................................... 1.75%
                                                           Class B-3........................................... 1.00%
                                                           Class B-4........................................... 0.60%
                                                           Class B-5........................................... 0.30%
                                                           Class B-6........................................... 0.00%





Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                                       $1,156,229,000 (approximate) Certificates
--------------------------------------------------------------------------------

                          Preliminary Credit Support


The Subordinate Certificates provide credit support for the Senior Certificates. In addition, under certain circumstances principal otherwise payable to the Subordinate Certificates will be paid to the Senior Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments and certain liquidation proceeds with respect to the Mortgage Loans in each Loan Group to the Senior Certificates of the related
Group, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Senior Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Senior Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentages for the Senior Certificates should be maintained and may be increased during the first eleven years.


                          Subordination of Certificates
                                                                    ^
          |           --------------------------------------        |
          |                     Senior Certificates                 |
          |                   Credit Support (5.25%)                |
          |           --------------------------------------        |
          |                                                         |
          |           --------------------------------------        |
          |                          Class B-1                      |
          |                   Credit Support (2.60%)                |
          |           --------------------------------------        |
          |                                                         |
          |           --------------------------------------        |
          |                          Class B-2                      |
          |                   Credit Support (1.75%)                |
          |           --------------------------------------        |
          |                                                         |
          |           --------------------------------------        |
          |                          Class B-3                      |
          |                   Credit Support (1.00%)                |
          |           --------------------------------------        |
          |                                                         |
          |           --------------------------------------        |
          |                          Class B-4                      |
          |                   Credit Support (0.60%)                |
          |           --------------------------------------        |
          |                                                         |
          |           --------------------------------------        |
          |                          Class B-5                      |
          |                   Credit Support (0.30%)                |
          |           --------------------------------------        |
          |                                                         |
          |           --------------------------------------        |
          |                          Class B-6                      |
          |                   Credit Support (0.00%)                |
          |           --------------------------------------        |
          v


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]

                                       $1,156,229,000 (approximate) Certificates
--------------------------------------------------------------------------------

                      Preliminary Priority of Distributions

On each Distribution Date, distributions (i) to the Senior Certificates in a Group will be made from the Pool Distribution Amount for the related Loan Group and (ii) to the Subordinate Certificates will be made from the aggregate of the Pool Distribution Amounts for the all of the Loan Groups, in the following order of priority:



                      Preliminary Priority of Distributions


         --------------------------------------------------------------

           First, to the related Senior Certificates to pay Interest;
         --------------------------------------------------------------
                                     |
                                     |
                                     |
                                     v
         --------------------------------------------------------------
          Second, to the related Senior Certificates to pay Principal;
         --------------------------------------------------------------
                                     |
                                     |
                                     |
                                     v
         --------------------------------------------------------------
                Third, sequentially, to each class of Subordinate
          Certificates to pay Interest and then Principal in the order of numerical class designations, beginning with the Class
                              B-1 Certificates; and
         --------------------------------------------------------------
                                     |
                                     |
                                     |
                                     v
         --------------------------------------------------------------
         Fourth, to the Class 1-A-R Certificate, any remaining amounts.
         --------------------------------------------------------------





For a copy of the Base Prospectus or a more detailed description of the Transaction Parties, Risk Factors, or other salient deal features please see the Disclosure Supplement.





Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                     [LOGO]
4
         ______________________________________________________________


                 MBS New Issue Term Sheet - Collateral Appendix


                       Banc of America Funding Corporation
                                    Depositor


                      Banc of America Funding 2006-J Trust
                                 Issuing Entity

                Mortgage Pass-Through Certificates, Series 2006-J
                    $1,156,229,000 (approximate) Certificates




                                December 15, 2006


-------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------

Description of the Mortgage Loans
---------------------------------

The Group 1 Mortgage Loans consist of One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for approximately the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 67.41% of the Group 1 Mortgage Loans require only the payment of interest until the 37th payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR Index is the average of the interbank offered rate for one-year U.S. dollar-denominated deposits in the London Market as published in The Wall Street Journal and available as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 12.000% to 14.000%. The effective minimum interest rate for substantially all of the Group 1 Mortgage Loans will be each Mortgage Loan's Gross Margin.


Borrowers are permitted to prepay their Group 1 Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                                                   Collateral Summary             Range (if applicable)
                                                                   ------------------             ---------------------
Total Outstanding Loan Balance                                             $8,722,619
Total Number of Loans                                                             13
Average Loan Principal Balance                                           $670,970.69               $436,000 to $1,412,000
WA Gross Coupon                                                               6.497%                     6.000% to 8.000%
WA FICO
                                                                                 712                           639 to 802
WA Original Term                                                          360 months
WA Remaining Term                                                         359 months                    359 to 360 months
WA OLTV                                                                       74.75%                     45.45% to 80.00%
WA DTI                                                                        34.20%                     13.70% to 46.00%
WA Months to First Rate Adjustment Date                                    35 months                      35 to 36 months
WA Gross Margin                                                               2.250%
WA Rate Ceiling                                                              12.497%                   12.000% to 14.000%
Geographic Concentration of Mortgaged Properties (Top 5                       46.10%
States) based on the Aggregate Stated Principal Balance         CA            16.31%
                                                                SC            15.24%
                                                                FL            11.45%
                                                                TN             5.90%
                                                                NY             11.48
Percentage of Mortgage Loans Covered by PMI Policies                           0.00%

Percentage of Buydown Loans                                                    0.00%

--------------------------------------------------------------------------------------------------------------------------

Banc  of  America  Securities  LLC                                                2
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------

       Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                       Aggregate         Percent of
                       Number Of       Cut-Off         Aggregate            Average          Weighted
                       Mortgage        Principal          Cut-Off           Cut-Off       Average Credit   Weighted Average
Occupancy              Loans           Balance      Principal Balance   Principal Balance      Score         Original LTV
-----------------------------------------------------------------------------------------------------------------------------
Primary Residence         11          $7,640,869.00        87.60%          $694,624.45          716              77.41%
Investor Property          2           1,081,750.00        12.40            540,875.00          684              55.96
-----------------------------------------------------------------------------------------------------------------------------
Total:                    13          $8,722,619.00       100.00%          $670,970.69          712              74.75%
=============================================================================================================================

(1)      Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                  Property Types of the Group 1 Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------
                                                                  Percent of
                                                                  Aggregate       Average
                            Number of          Aggregate           Cut-Off        Cut-Off        Weighted       Weighted
                             Mortgage       Cut-Off Principal     Principal      Principal    Average Credit     Average
     Property Type             Loans            Balance            Balance        Balance          Score       Original LTV
-----------------------------------------------------------------------------------------------------------------------------
Single Family Residence         7            $4,995,283.23          57.27%      $713,611.89         724           77.93%
PUD                             3             2,131,074.43          24.43        710,358.14         695           75.57
Condominium                     2             1,081,750.00          12.40        540,875.00         684           55.96
2-Family                        1               514,511.34           5.90        514,511.34         731           80.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                          13           $8,722,619.00         100.00%      $670,970.69         712           74.75%
=============================================================================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans


-----------------------------------------------------------------------------------------------------------------------------
                                                              Percent of
                                            Aggregate        Aggregate         Average
                           Number of          Cut-Off         Cut-Off          Cut-Off         Weighted         Weighted
                            Mortgage        Principal        Principal        Principal     Average Credit      Average
        Purpose               Loans          Balance          Balance          Balance          Score         Original LTV
-----------------------------------------------------------------------------------------------------------------------------
Purchase                       8          $4,393,619.00        50.37%        $549,202.38         723             74.08%
Refinance-Cashout              4           2,917,000.00        33.44          729,250.00         704             75.30
Refinance-Rate/Term            1           1,412,000.00        16.19        1,412,000.00         697             75.71
-----------------------------------------------------------------------------------------------------------------------------
Total:                         13         $8,722,619.00       100.00%        $670,970.69         712             74.75%
=============================================================================================================================

Banc  of  America  Securities  LLC                                                3
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------


 Geographical Distribution of the Mortgaged Properties of the Group 1 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                                  Percent of
                                                                  Aggregate       Average
                           Number of           Aggregate           Cut-Off        Cut-Off        Weighted        Weighted
                            Mortgage        Cut-Off Principal     Principal      Principal    Average Credit     Average
    Geographic Area           Loans             Balance            Balance        Balance          Score       Original LTV
-----------------------------------------------------------------------------------------------------------------------------
California                      6            $4,020,750.00          46.10%       $670,125.00         693           71.71%
Florida                         2             1,329,357.66          15.24         664,678.83         762           80.00
New York                        1               514,511.34           5.90         514,511.34         731           80.00
North Carolina                  1               436,000.00           5.00         436,000.00         713           80.00
South Carolina                  2             1,423,000.00          16.31         711,500.00         666           73.25
Tennessee                       1               999,000.00          11.45         999,000.00         778           77.14
-----------------------------------------------------------------------------------------------------------------------------
Total:                         13            $8,722,619.00         100.00%       $670,970.69         712           74.75%
=============================================================================================================================

(1)  As of the Cut-off  Date, no more than  approximately  16.19% of the Group 1
     Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.


   Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                                Percent of       Average
                                               Aggregate        Aggregate        Average
                               Number of         Cut-Off         Cut-Off         Cut-Off        Weighted        Weighted
  Current Mortgage Loan        Mortgage        Principal        Principal       Principal    Average Credit      Average
  Principal Balances ($)         Loans          Balance          Balance         Balance          Score       Original LTV
-----------------------------------------------------------------------------------------------------------------------------
400,000.01 - 450,000.00            1           $436,000.00         5.00%       $436,000.00          713            80.00%
450,000.01 - 500,000.00            4          1,929,000.00        22.11         482,250.00          676            70.31
500,000.01 - 550,000.00            1            514,511.34         5.90         514,511.34          731            80.00
550,000.01 - 600,000.00            2          1,157,750.00        13.27         578,875.00          695            72.46
600,000.01 - 650,000.00            1            610,074.43         6.99         610,074.43          715            80.00
700,000.01 - 750,000.00            1            719,283.23         8.25         719,283.23          802            80.00
900,000.01 - 950,000.00            1            945,000.00        10.83         945,000.00          680            70.00
950,000.01 - 1,000,000.00          1            999,000.00        11.45         999,000.00          778            77.14
1,000,000.01 - 1,500,000.00        1          1,412,000.00        16.19       1,412,000.00          697            75.71
-----------------------------------------------------------------------------------------------------------------------------
Total:                            13         $8,722,619.00       100.00%       $670,970.69          712            74.75%
=============================================================================================================================

(1) As of the Cut-off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $670,971.



         Original Loan-To-Value Ratios of the Group 1 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of       Average
                                           Aggregate        Aggregate         Average
       Original           Number of          Cut-Off         Cut-Off          Cut-Off                            Weighted
 Loan-To-Value Ratios      Mortgage        Principal        Principal        Principal      Weighted Average      Average
         (%)                 Loans          Balance          Balance          Balance         Credit Score     Original LTV
-----------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                 1           $500,000.00          5.73%         $500,000.00            675             45.45%
60.01 - 65.00                 1            581,750.00          6.67           581,750.00            692             65.00
65.01 - 70.00                 1            945,000.00         10.83           945,000.00            680             70.00
75.01 - 80.00                 10         6,695,869.00         76.76           669,586.90            721             78.46
-----------------------------------------------------------------------------------------------------------------------------
Total:                        13         $8,722,619.00       100.00%         $670,970.69            712             74.75%
=============================================================================================================================

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately
     74.75%.

Banc  of  America  Securities  LLC                                                4
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------

        Current Mortgage Interest Rates of the Group 1 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                            Percent of       Average
                                           Aggregate        Aggregate        Average
                          Number of        Cut-Off           Cut-Off          Cut-Off                            Weighted
   Current Mortgage        Mortgage        Principal        Principal        Principal     Weighted Average       Average
  Interest Rates (%)         Loans          Balance          Balance          Balance         Credit Score     Original LTV
-----------------------------------------------------------------------------------------------------------------------------
5.751 - 6.000                 1           $719,283.23         8.25%         $719,283.23            802            80.00%
6.001 - 6.250                 2            950,511.34         10.90          475,255.67            723             80.00
6.251 - 6.500                 7           5,520,074.43        63.28          788,582.06            704             73.52
6.501 - 6.750                 2           1,037,750.00        11.90          518,875.00            709             71.59
7.751 - 8.000                 1            495,000.00          5.67          495,000.00            661             77.46
-----------------------------------------------------------------------------------------------------------------------------
Total:                        13         $8,722,619.00       100.00%        $670,970.69            712            74.75%
=============================================================================================================================

(1) As of the Cut-off Date, the weighted average current mortgage interest rate of the Group 1 Mortgage Loans is expected to be approximately 6.497% per annum.

                 Gross Margins of the Group 1 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                           Aggregate         Percent of
                                           Aggregate        Aggregate         Average
                          Number of          Cut-Off         Cut-Off          Cut-Off                            Weighted
                           Mortgage        Principal        Principal        Principal      Weighted Average      Average
   Gross Margin (%)          Loans          Balance          Balance          Balance         Credit Score     Original LTV
-----------------------------------------------------------------------------------------------------------------------------
2.001 - 2.250                 13         $8,722,619.00       100.00%        $670,970.69            712            74.75%
-----------------------------------------------------------------------------------------------------------------------------
Total:                        13         $8,722,619.00       100.00%        $670,970.69            712            74.75%
=============================================================================================================================

(1)  As of the Cut-off  Date,  the weighted  average Gross Margin of the Group 1
     Mortgage Loans is expected to be approximately 2.250% per annum.

Banc  of  America  Securities  LLC                                               5
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------

                 Rate Ceilings of the Group 1 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
                                           Aggregate        Aggregate         Average
                          Number of          Cut-Off         Cut-Off          Cut-Off                            Weighted
                           Mortgage        Principal        Principal        Principal      Weighted Average      Average
  Rate Ceilings (%)          Loans          Balance          Balance          Balance         Credit Score     Original LTV
-----------------------------------------------------------------------------------------------------------------------------
11.751 - 12.000               1           $719,283.23         8.25%         $719,283.23            802             80.00%
12.001 - 12.250               2            950,511.34        10.90           475,255.67            723             80.00
12.251 - 12.500               7          5,520,074.43        63.28           788,582.06            704             73.52
12.501 - 12.750               2          1,037,750.00        11.90           518,875.00            709             71.59
13.751 - 14.000               1            495,000.00         5.67           495,000.00            661             77.46
-----------------------------------------------------------------------------------------------------------------------------
Total:                        13        $8,722,619.00       100.00%         $670,970.69            712             74.75%
=============================================================================================================================

(1)  As of the Cut-off  Date,  the weighted  average Rate Ceiling of the Group 1
     Mortgage Loans is expected to be approximately 12.497% per annum.


          First Rate Adjustment Date of the Group 1 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
                         Number of         Aggregate         Aggregate          Average                          Weighted
     First Rate          Mortgage           Cut-Off           Cut-Off           Cut-Off      Weighted Average     Average
  Adjustment Date          Loans       Principal Balance Principal Balance Principal Balance   Credit Score    Original LTV
-----------------------------------------------------------------------------------------------------------------------------
November 1, 2009             7           $4,382,619.00        50.24%          $626,088.43           718           75.85%
December 1, 2009             6            4,340,000.00        49.76            723,333.33           706           73.64
-----------------------------------------------------------------------------------------------------------------------------
Total:                      13           $8,722,619.00       100.00%          $670,970.69           712           74.75%
=============================================================================================================================

(1)  As of the Cut-off Date, the weighted average months to the first Adjustment
     Date for the Group 1 Mortgage  Loans is  expected  to be  approximately  35 months.


                Remaining Terms of the Group 1 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
                         Number of         Aggregate        Aggregate           Average                          Weighted
   Remaining Term        Mortgage           Cut-Off           Cut-Off           Cut-Off      Weighted Average     Average
      (Months)             Loans       Principal Balance Principal Balance Principal Balance   Credit Score    Original LTV
-----------------------------------------------------------------------------------------------------------------------------
341 - 360                   13           $8,722,619.00        100.00%         $670,970.69           712           74.75%
-----------------------------------------------------------------------------------------------------------------------------
Total:                      13           $8,722,619.00        100.00%         $670,970.69           712           74.75%
=============================================================================================================================

(1)  As of the Cut-off  Date,  the  weighted  average  remaining  term to stated
     maturity of the Group 1 Mortgage Loans is expected to be approximately  359 months.



Banc  of  America  Securities  LLC                                                6
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------

         Credit Scoring of Mortgagors of the Group 1 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
                         Number of         Aggregate         Aggregate          Average                          Weighted
                         Mortgage           Cut-Off           Cut-Off           Cut-Off      Weighted Average     Average
   Credit Scores           Loans       Principal Balance Principal Balance Principal Balance   Credit Score    Original LTV
-----------------------------------------------------------------------------------------------------------------------------
801 - 850                    1            $719,283.23          8.25%        $719,283.23            802            80.00%
751 - 800                    1             999,000.00         11.45          999,000.00            778            77.14
701 - 750                    4           2,016,585.77         23.12          504,146.44            722            80.00
651 - 700                    6           4,509,750.00         51.70          751,625.00            687            70.52
601 - 650                    1             478,000.00          5.48          478,000.00            639            79.67
-----------------------------------------------------------------------------------------------------------------------------
Total:                      13          $8,722,619.00        100.00%        $670,970.69            712            74.75%
=============================================================================================================================

(1)  The scores shown are Bureau  Credit Scores from  Experian  (FICO),  Equifax
     (Beacon) and TransUnion (Empirica).

  Original Debt-to-Income Ratio of Mortgagors of the Group 1 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
      Original           Number Of         Aggregate         Aggregate          Average                          Weighted
   Debt-to-Income        Mortgage           Cut-Off           Cut-Off           Cut-Off      Weighted Average     Average
     Ratios (%)            Loans       Principal Balance Principal Balance Principal Balance   Credit Score    Original LTV
-----------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                1            $719,283.23          8.25%          $719,283.23            802            80.00%
15.01 - 20.00                1             456,000.00          5.23            456,000.00            731            80.00
25.01 - 30.00                2             950,511.34         10.90            475,255.67            723            80.00
30.01 - 35.00                2           1,445,000.00         16.57            722,500.00            678            61.51
35.01 - 40.00                4           3,465,000.00         39.72            866,250.00            713            77.38
40.01 - 45.00                2           1,076,750.00         12.34            538,375.00            678            70.73
45.01 - 50.00                1             610,074.43          6.99            610,074.43            715            80.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                      13           $8,722,619.00        100.00%         $670,970.69            712            74.75%
=============================================================================================================================

(1) As of the Cut-off Date, the weighted average original Debt-to-Income Ratio of the Group 1 Mortgage Loans is expected to be approximately 34.20%.

           Months Since Origination of the Group 1 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
                         Number of         Aggregate         Aggregate          Average                          Weighted
    Months Since         Mortgage           Cut-Off           Cut-Off           Cut-Off      Weighted Average    Average
    Origination            Loans       Principal Balance Principal Balance Principal Balance   Credit Score    Original LTV
-----------------------------------------------------------------------------------------------------------------------------
1-6                         13           $8,722,619.00        100.00%         $670,970.69           712           74.75%
-----------------------------------------------------------------------------------------------------------------------------
Total:                      13           $8,722,619.00        100.00%         $670,970.69           712           74.75%
=============================================================================================================================

(1) As of the Cut-off Date, the weighted average months since origination of the Group 1 Mortgage Loans is expected to be approximately 2 months.


Banc  of  America  Securities  LLC                                                7
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------


Description of the Mortgage Loans
---------------------------------

The Group 2 Mortgage Loans consist of One-Year CMT and One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for approximately the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 95.93% of the Group 2 Mortgage Loans require only the payment of interest until the 61st or 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year CMT or One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year CMT index will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date. The One-Year LIBOR Index is the average of the interbank offered rates for the one-year U.S. dollar-denominated deposits in the London Market as published in The Wall Street Journal and available as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.375% to 12.255%. The effective minimum interest rate for substantially all of the Group 2 Mortgage Loans will be each Mortgage Loan's Gross Margin.

Approximately 0.12% of The Group 2 Mortgage Loans provide for the payment of a prepayment premium by the related mortgagors in connection with certain prepayments.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                                   Collateral Summary             Range (if applicable)

Total Outstanding Loan Balance                                           $724,865,726
Total Number of Loans                                                            962
Average Loan Principal Balance
                                                                            $753,499               $134,330 to $3,000,000
WA Gross Coupon                                                               6.195%                     4.375% to 6.850%
WA FICO                                                                          716                           599 to 813
WA Original Term                                                          360 months                    360 to 480 months
WA Remaining Term                                                         359 months                    352 to 480 months
                                                                               70.89

WA OLTV
                                                                                   %                   24.60% to 100.00%
WA DTI                                                                        36.37%                      4.65% to 67.50%
WA Months to First Rate Adjustment Date                                    59 months                      52 to 60 months
WA Gross Margin                                                               2.321%                     2.000% to 3.150%
WA Rate Ceiling                                                              11.196%                    9.375% to 12.255%
Geographic Concentration of Mortgaged Properties (Top 5         CA            64.29%
States) based on the Aggregate Stated Principal Balance         IL             5.42%
                                                                FL             4.02%
                                                                NY             3.19%
                                                                WA             2.38%
Percentage of Mortgage Loans Covered by PMI Policies                           1.72%

Percentage of Buydown Loans                                                    0.47%
--------------------------------------------------------------- -------------------------- ------------------------------------



Banc  of  America  Securities  LLC                                                8
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------


       Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                        Aggregate         Percent of
                       Number of          Cut-Off         Aggregate          Average          Weighted
                       Mortgage         Principal          Cut-Off           Cut-Off       Average Credit  Weighred Average
    Occupancy            Loans           Balance      Principal Balance Principal Balance      Score         Original LTV
-----------------------------------------------------------------------------------------------------------------------------
Primary Residence         870       $658,270,568.34        90.81%          $756,632.84           716              70.97%
Second Home               59          46,125,907.14         6.36            781,795.04           713              68.41
Investor Property         33          20,469,251.02         2.82            620,280.33           731              73.94
-----------------------------------------------------------------------------------------------------------------------------
Total:                    962       $724,865,726.50      100.00%           $753,498.68           716              70.89%
=============================================================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                  Property Types of the Group 2 Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------
                                                                  Percent of
                                                                  Aggregate       Average
                            Number of          Aggregate           Cut-Off        Cut-Off        Weighted       Weighted
                             Mortgage       Cut-Off Principal     Principal      Principal    Average Credit     Average
     Property Typer            Loans            Balance            Balance        Balance          Score       Original LTV
-----------------------------------------------------------------------------------------------------------------------------
Single Family Residence        655          $500,186,262.18        69.00%       $763,643.15         716           69.75%
PUD                            167           127,712,950.52         17.62        764,748.21         721           73.06
Condominium                    100            69,594,149.78          9.60        695,941.50         715           74.64
2-Family                        31            21,303,614.02          2.94        687,213.36         711           73.09
Cooperative                     5              2,682,750.00          0.37        536,550.00         687           66.55
Townhouse                       1              1,360,000.00          0.19      1,360,000.00         683           80.00
4-Family                        2              1,270,000.00          0.18        635,000.00         746           53.27
3-Family                        1                756,000.00          0.10        756,000.00         718           80.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                         962          $724,865,726.50        100.00%      $753,498.68         716           70.89%
=============================================================================================================================


               Mortgage Loan Purpose of the Group 2 Mortgage Loans


-----------------------------------------------------------------------------------------------------------------------------
                                                              Percent of
                                            Aggregate        Aggregate         Average
                           Number of          Cut-Off         Cut-Off          Cut-Off         Weighted         Weighted
                            Mortgage        Principal        Principal        Principal     Average Credit      Average
        Purpose               Loans          Balance          Balance          Balance          Score         Original LTV
-----------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term           316        $259,010,288.24       35.73%        $819,652.81         719             68.53%
Refinance-Cashout             331         240,967,130.54       33.24          727,997.37         705             68.28
Purchase                      315         224,888,307.72       31.02          713,931.14         726             76.41
-----------------------------------------------------------------------------------------------------------------------------
Total:                        962        $724,865,726.50      100.00%        $753,498.68         716             70.89%
=============================================================================================================================



Banc  of  America  Securities  LLC                                                9
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------

 Geographical Distribution of the Mortgaged Properties of the Group 2 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                                  Percent of
                                                                  Aggregate       Average
                            Number of         Aggregate            Cut-Off        Cut-Off        Weighted        Weighted
                            Mortgage        Cut-Off Principal     Principal      Principal    Average Credit     Average
    Geographic Area           Loans             Balance            Balance        Balance          Score       Original LTV
-----------------------------------------------------------------------------------------------------------------------------
Alabama                         2            $1,428,000.00          0.20%       $714,000.00         711           80.00%
Arizona                        13            11,835,718.61          1.63         910,439.89         721           67.62
California                     626          466,008,766.07         64.29         744,422.95         719           70.53
Colorado                       13            12,115,792.14          1.67         931,984.01         713           73.08
Connecticut                    10             9,026,960.77          1.25         902,696.08         726           67.68
Dist. of Columbia               8             6,259,836.38          0.86         782,479.55         724           74.26
Florida                        37            29,149,355.94          4.02         787,820.43         717           73.03
Georgia                         8             6,286,693.00          0.87         785,836.63         676           71.97
Hawaii                          2             1,908,000.00          0.26         954,000.00         764           80.00
Idaho                           2               724,996.14          0.10         362,498.07         672           79.73
Illinois                       49            39,292,516.08          5.42         801,888.08         712           71.96
Kansas                          1               610,210.00          0.08         610,210.00         685           75.00
Maryland                       20            12,941,069.51          1.79         647,053.48         702           76.51
Massachusetts                  11            10,887,415.33          1.50         989,765.03         732           71.08
Michigan                        4             3,355,200.00          0.46         838,800.00         717           74.55
Minnesota                       6             5,437,562.00          0.75         906,260.33         717           71.47
Missouri                        1               736,000.00          0.10         736,000.00         678           80.00
Nevada                         18            12,577,862.22          1.74         698,770.12         705           67.78
New Hampshire                   1               611,000.00          0.08         611,000.00         698           72.74
New Jersey                     18            14,822,503.38          2.04         823,472.41         690           66.63
New Mexico                      3             1,214,085.64          0.17         404,695.21         758           80.00
New York                       27            23,140,414.94          3.19         857,052.41         699           64.60
North Carolina                  8             5,837,500.00          0.81         729,687.50         717           69.10
Oregon                          5             3,272,499.50          0.45         654,499.90         727           68.19
Pennsylvania                    4             3,039,700.00          0.42         759,925.00         693           64.29
South Carolina                  4             2,764,913.99          0.38         691,228.50         705           75.45
South Dakota                    1               920,000.00          0.13         920,000.00         749           80.00
Tennessee                       2               986,272.00          0.14         493,136.00         707           81.25
Texas                           6             5,443,988.85          0.75         907,331.48         751           71.64
Utah                            5             2,998,500.86          0.41         599,700.17         727           71.61
Vermont                         1               471,200.00          0.07         471,200.00         800           80.00
Virginia                       20            10,894,059.34          1.50         544,702.97         724           80.06
Washington                     25            17,267,133.81          2.38         690,685.35         708           74.89
Wisconsin                       1               600,000.00          0.08         600,000.00         668           80.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                         962         $724,865,726.50        100.00%       $753,498.68         716           70.89%
=============================================================================================================================

(1)  As of the Cut-off  Date,  no more than  approximately  1.28% of the Group 2
     Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.


Banc  of  America  Securities  LLC                                                10
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-j
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------


   Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                                Percent of
                                               Aggregate        Aggregate        Average
                               Number of         Cut-Off         Cut-Off         Cut-Off        Weighted        Weighted
   Current Mortgage Loan       Mortgage        Principal        Principal       Principal    Average Credit      Average
  Principal Balances ($)         Loans          Balance          Balance         Balance          Score       Original LTV
-----------------------------------------------------------------------------------------------------------------------------
100,000.01 - 150,000.00            2          $282,110.90        0.04%       $141,055.45          774            57.69%
150,000.01 - 200,000.00            1           186,272.00        0.03         186,272.00          686            95.00
200,000.01 - 250,000.00            5         1,132,960.90        0.16         226,592.18          691            80.06
250,000.01 - 300,000.00            1           278,160.00        0.04         278,160.00            0            80.00
300,000.01 - 350,000.00            2           674,282.25        0.09         337,141.13          737            80.00
400,000.01 - 450,000.00           92        39,887,247.05        5.50         433,557.03          709            74.99
450,000.01 - 500,000.00           138       65,844,258.15        9.08         477,132.31          709            73.53
500,000.01 - 550,000.00           109       57,656,641.21        7.95         528,960.01          707            72.23
550,000.01 - 600,000.00           116       66,970,812.42        9.24         577,334.59          709            73.56
600,000.01 - 650,000.00           87        54,476,050.13        7.52         626,161.50          703            72.93
650,000.01 - 700,000.00           67        45,520,265.06        6.28         679,406.94          718            72.48
700,000.01 - 750,000.00           42        30,654,009.57        4.23         729,857.37          710            71.65
750,000.01 - 800,000.00           42        32,801,651.88        4.53         780,991.71          704            75.36
800,000.01 - 850,000.00           28        23,251,976.99        3.21         830,427.75          708            72.80
850,000.01 - 900,000.00           24        21,036,767.05        2.90         876,531.96          707            74.21
900,000.01 - 950,000.00           18        16,666,672.00        2.30         925,926.22          720            71.04
950,000.01 - 1,000,000.00         51        50,350,959.45        6.95         987,273.71          710            69.56
1,000,000.01 - 1,500,000.00       92       121,563,466.70       16.77       1,321,342.03          725            70.66
1,500,000.01 - 2,000,000.00       17        30,755,972.00        4.24       1,809,174.82          724            67.23
2,000,000.01 - 2,500,000.00       25        56,301,190.79        7.77       2,252,047.63          752            57.65
2,500,000.01 - 3,000,000.00        3         8,574,000.00        1.18       2,858,000.00          771            55.84
-----------------------------------------------------------------------------------------------------------------------------
Total:                            962     $724,865,726.50      100.00%       $753,498.68          716            70.89%
=============================================================================================================================


(1) As of the Cut-off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $753,499.


Banc  of  America  Securities  LLC                                                11
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------

         Original Loan-To-Value Ratios of the Group 2 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                            Percent of
                                           Aggregate        Aggregate        Average
       Original           Number of        Cut-Off          Cut-Off          Cut-Off                            Weighted
 Loan-To-Value Ratios      Mortgage        Principal        Principal        Principal     Weighted Average       Average
         (%)                 Loans          Balance          Balance          Balance         Credit Score     Original LTV
-----------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                 1            $615,000.00         0.08%        $615,000.00            719             24.60%
25.01 - 30.00                 3           4,083,000.00         0.56        1,361,000.00            744             27.80
30.01 - 35.00                 10          9,612,583.89         1.33          961,258.39            717             33.14
35.01 - 40.00                 12         10,319,576.28         1.42          859,964.69            707             38.14
40.01 - 45.00                 8           9,060,500.00         1.25        1,132,562.50            731             42.03
45.01 - 50.00                 18         14,386,453.54         1.98          799,247.42            693             47.62
50.01 - 55.00                 29         30,176,024.86         4.16        1,040,552.58            735             53.56
55.01 - 60.00                 42         40,599,522.55         5.60          966,655.30            722             58.48
60.01 - 65.00                 61         49,428,466.89         6.82          810,302.74            691             63.16
65.01 - 70.00                142        124,100,934.05        17.12          873,950.24            716             68.32
70.01 - 75.00                149        113,601,135.65        15.67          762,423.73            717             73.80
75.01 - 80.00                461        305,580,818.59        42.16          662,865.12            719             79.54
80.01 - 85.00                 7           3,933,800.00         0.54          561,971.43            690             84.39
85.01 - 90.00                 9           4,706,245.16         0.65          522,916.13            699             89.85
90.01 - 95.00                 9           3,831,665.04         0.53          425,740.56            727             94.51
95.01 - 100.00                1             830,000.00         0.11          830,000.00            791            100.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                       962       $724,865,726.50       100.00%        $753,498.68            716             70.89%
=============================================================================================================================

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately
     70.89%.

        Current Mortgage Interest Rates of the Group 2 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
                                           Aggregate        Aggregate         Average
                          Number of          Cut-Off         Cut-Off          Cut-Off                            Weighted
   Current Mortgage        Mortgage        Principal        Principal        Principa       Weighted Average      Average
  Interest Rates (%)         Loans          Balance          Balance          Balance         Credit Score     Original LTV
-----------------------------------------------------------------------------------------------------------------------------
4.251 - 4.500                 1           $510,425.00         0.07%        $510,425.00            733             79.99%
4.501 - 4.750                 2          1,457,733.00         0.20          728,866.50            689             79.92
4.751 - 5.000                 10         9,067,380.51         1.25          906,738.05            729             77.72
5.001 - 5.250                 9          6,681,400.00         0.92          742,377.78            711             75.95
5.251 - 5.500                 22        14,879,456.01         2.05          676,338.91            723             73.51
5.501 - 5.750                 60        41,176,279.40         5.68          686,271.32            716             72.26
5.751 - 6.000                161       134,815,079.67        18.60          837,360.74            733             69.82
6.001 - 6.250                268       205,166,670.95        28.30          765,547.28            722             70.70
6.251 - 6.500                315       227,397,883.10        31.37          721,898.04            711             70.53
6.501 - 6.750                 99        73,264,669.82        10.11          740,047.17            695             71.97
6.751 - 7.000                 15        10,448,749.04         1.44          696,583.27            660             68.68
-----------------------------------------------------------------------------------------------------------------------------
Total:                       962      $724,865,726.50       100.00%        $753,498.68            716             70.89%
=============================================================================================================================

(1) As of the Cut-off Date, the weighted average current mortgage interest rate of the Group 2 Mortgage Loans is expected to be approximately 6.195% per annum.


Banc  of  America  Securities  LLC                                                12
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------


                 Gross Margins of the Group 2 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
                                           Aggregate        Aggregate         Average
                          Number Of          Cut-Off         Cut-Off          Cut-Off                            Weighted
                           Mortgage        Principal        Principal        Principal      Weighted Average      Average
   Gross Margin (%)          Loans          Balance          Balance          Balance         Credit Score     Original LTV
-----------------------------------------------------------------------------------------------------------------------------
1.751 - 2.000                 16         $34,844,229.48       4.81%      $2,177,764.34            765             49.47%
2.001 - 2.250                722         533,645,880.38      73.62          739,121.72            718             72.04
2.251 - 2.500                 27          20,657,638.22       2.85          765,097.71            686             69.31
2.501 - 2.750                185         128,059,859.91      17.67          692,215.46            704             71.72
2.751 - 3.000                 8            5,334,118.51       0.74          666,764.81            666             79.76
3.001 - 3.250                 4            2,324,000.00       0.32          581,000.00            666             76.04
-----------------------------------------------------------------------------------------------------------------------------
Total:                       962        $724,865,726.50     100.00%        $753,498.68            716             70.89%
=============================================================================================================================

(1)  As of the Cut-off  Date,  the weighted  average Gross Margin of the Group 2
     Mortgage Loans is expected to be approximately 2.321% per annum.


                 Rate Ceilings of the Group 2 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                            Percent of
                                           Aggregate        Aggregate         Average
                          Number Of          Cut-Off         Cut-Off          Cut-Off                            Weighted
                           Mortgage        Principal        Principal        Principal      Weighted Average      Average
  Rate Ceilings (%)          Loans          Balance          Balance          Balance         Credit Score     Original LTV
-----------------------------------------------------------------------------------------------------------------------------
9.251 - 9.500                 1            $510,425.00         0.07%        $510,425.00            733             79.99%
9.501 - 9.750                 2           1,457,733.00         0.20          728,866.50            689             79.92
9.751 - 10.000                10          9,067,380.51         1.25          906,738.05            729             77.72
10.001 - 10.250               9           6,681,400.00         0.92          742,377.78            711             75.95
10.251 - 10.500               22         14,879,456.01         2.05          676,338.91            723             73.51
10.501 - 10.750               60         41,176,279.40         5.68          686,271.32            716             72.26
10.751 - 11.000              162        135,287,579.67        18.66          835,108.52            733             69.84
11.001 - 11.250              267        204,832,585.31        28.26          767,163.24            722             70.69
11.251 - 11.500              313        226,475,383.10        31.24          723,563.52            711             70.52
11.501 - 11.750              100         73,714,669.82        10.17          737,146.70            695             71.99
11.751 - 12.000               15         10,448,749.04         1.44          696,583.27            660             68.68
12.251 - 12.500               1             334,085.64         0.05          334,085.64            732             80.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                       962       $724,865,726.50       100.00%        $753,498.68            716             70.89%
=============================================================================================================================

(1)  As of the Cut-off  Date,  the weighted  average Rate Ceiling of the Group 2
     Mortgage Loans is expected to be approximately 11.196% per annum.


Banc  of  America  Securities  LLC                                                13
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------

          First Rate Adjustment Date of the Group 2 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
                         Number Of         Aggregate         Aggregate          Average                          Weighted
     First Rate          Mortgage           Cut-Off           Cut-Off           Cut-Off      Weighted Average    Average
  Adjustment Date          Loans       Principal Balance Principal Balance Principal Balance   Credit Score    Original LTV
-----------------------------------------------------------------------------------------------------------------------------
April 1, 2011                1           $777,999.94          0.11%          $777,999.94           670            79.96%
May 1, 2011                  1            420,000.00          0.06            420,000.00           707            80.00
June 1, 2011                 1            600,200.00          0.08            600,200.00           703            79.99
July 1, 2011                 3          1,831,140.69          0.25            610,380.23           746            89.07
August 1, 2011               6          6,117,696.61          0.84          1,019,616.10           696            67.33
September 1, 2011           19         11,181,693.61          1.54            588,510.19           702            73.47
October 1, 2011             195       183,573,301.26         25.33            941,401.54           720            64.86
November 1, 2011            528       377,870,262.79         52.13            715,663.38           716            72.54
December 1, 2011            208       142,493,431.60         19.66            685,064.58           715            73.90
-----------------------------------------------------------------------------------------------------------------------------
Total:                      962      $724,865,726.50        100.00%          $753,498.68           716            70.89%
=============================================================================================================================

(1)  As of the Cut-off Date, the weighted  average number of months to the first
     Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

                Remaining Terms of the Group 2 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
                         Number Of         Aggregate         Aggregate          Average                          Weighted
   Remaining Term        Mortgage           Cut-Off           Cut-Off           Cut-Off      Weighted Average     Average
      (Months)             Loans       Principal Balance Principal Balance Principal Balance   Credit Score    Original LTV
-----------------------------------------------------------------------------------------------------------------------------
341 - 360                   955         $722,343,400.69       99.65%          $756,380.52           716           70.85%
over 361                     7             2,522,325.81        0.35            360,332.26           701           82.18
-----------------------------------------------------------------------------------------------------------------------------
Total:                      962         $724,865,726.50      100.00%          $753,498.68           716           70.89%
=============================================================================================================================

(1)  As of the Cut-off  Date,  the  weighted  average  remaining  term to stated
     maturity of the Group 2 Mortgage Loans is expected to be approximately  359 months.

         Credit Scoring of Mortgagors of the Group 2 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
                         Number Of         Aggregate         Aggregate          Average                          Weighted
                         Mortgage           Cut-Off           Cut-Off           Cut-Off      Weighted Average     Average
   Credit Scores           Loans       Principal Balance Principal Balance Principal Balance   Credit Score    Original LTV
-----------------------------------------------------------------------------------------------------------------------------
801 - 850                    7           $4,907,000.00          0.68%          $701,000.00           808            67.62%
751 - 800                   193         178,497,109.88         24.62            924,855.49           775            71.08
701 - 750                   331         240,786,702.24         33.22            727,452.27           721            71.14
651 - 700                   364         254,408,107.43         35.10            698,923.37           681            70.88
601 - 650                   59           40,344,762.32          5.57            683,809.53           639            69.30
551 - 600                    1              453,765.33          0.06            453,765.33           599            69.47
Not Scored                   7            5,468,279.30          0.75            781,182.76             0            69.16
-----------------------------------------------------------------------------------------------------------------------------
Total:                      962        $724,865,726.50        100.00%          $753,498.68           716            70.89%
=============================================================================================================================

(1)  The scores shown are Bureau  Credit Scores from  Experian  (FICO),  Equifax
     (Beacon) and TransUnion (Empirica).

Banc  of  America  Securities  LLC                                                14
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------

                             Original Debt-to-Income Ratio of Mortgagors of the Group 2 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
      Original           Number Of         Aggregate         Aggregate          Average                          Weighted
   Debt-to-Income        Mortgage           Cut-Off           Cut-Off           Cut-Off      Weighted Average     Average
     Ratios (%)            Loans       Principal Balance Principal Balance Principal Balance   Credit Score    Original LTV
-----------------------------------------------------------------------------------------------------------------------------
1.01 - 5.00                  1            $591,995.57          0.08%          $591,995.57            725            39.47%
5.01 - 10.00                 6           5,540,000.00          0.76            923,333.33            719            67.50
10.01 - 15.00               10           6,711,186.13          0.93            671,118.61            720            68.92
15.01 - 20.00               39          34,173,795.80          4.71            876,251.17            718            62.86
20.01 - 25.00               62          48,051,214.91          6.63            775,019.60            721            68.55
25.01 - 30.00               86          64,173,687.52          8.85            746,205.67            721            69.35
30.01 - 35.00               158        123,852,078.39         17.09            783,873.91            715            70.04
35.01 - 40.00               274        203,900,829.30         28.13            744,163.61            715            73.08
40.01 - 45.00               195        137,266,839.54         18.94            703,932.51            711            72.53
45.01 - 50.00               84          59,216,227.65          8.17            704,955.09            714            71.60
50.01 - 55.00               31          28,985,294.57          4.00            935,009.50            735            69.79
55.01 - 60.00               12          10,391,847.00          1.43            865,987.25            745            67.17
60.01 - 65.00                2             951,530.12          0.13            475,765.06            719            61.96
65.01 - 70.00                2           1,059,200.00          0.15            529,600.00            751            79.12
-----------------------------------------------------------------------------------------------------------------------------
Total:                      962       $724,865,726.50        100.00%          $753,498.68            716            70.89%
=============================================================================================================================

(1) As of the Cut-off Date, the weighted average original Debt-to-Income Ratio of the Group 2 Mortgage Loans is expected to be approximately 36.37%.



           Months Since Origination of the Group 2 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
                         Number Of         Aggregate         Aggregate          Average                          Weighted
    Months Since         Mortgage           Cut-Off           Cut-Off           Cut-Off      Weighted Average     Average
    Origination            Loans       Principal Balance Principal Balance Principal Balance   Credit Score    Original LTV
-----------------------------------------------------------------------------------------------------------------------------
1-6                         958         $722,733,440.92       99.71%          $754,419.04           716            70.87%
7-12                         3             1,798,199.94        0.25            599,399.98           690            79.98
13 - 18                      1               334,085.64        0.05            334,085.64           732            80.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                      962         $724,865,726.50      100.00%          $753,498.68           716            70.89%
=============================================================================================================================

(1) As of the Cut-off Date, the weighted average months since origination of the Group 2 Mortgage Loans is expected to be approximately 2 months.


Banc  of  America  Securities  LLC                                                15
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------

Description of the Mortgage Loans
---------------------------------

The Group 3 Mortgage Loans consist of One-Year CMT and One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for approximately the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 97.75% of the Group 3 Mortgage Loans require only the payment of interest until the 61st or 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year CMT or One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year CMT index will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date. The One-Year LIBOR Index is the average of the interbank offered rates for the one-year U.S. dollar-denominated deposits in the London Market as published in The Wall Street Journal and available as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 11.750% to 12.800%. The effective minimum interest rate for substantially all of the Group 3 Mortgage Loans will be each Mortgage Loan's Gross Margin.


Approximately 1.30% of the Group 3 Mortgage Loans provide for the payment of a prepayment premium by the related mortgagors in connection with certain prepayments.

--------------------------------------------------------------------------------
The approximate collateral statistics for Group 3 Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                   Collateral Summary             Range (if applicable)
                                                                   ------------------             ---------------------
Total Outstanding Loan Balance                                          $64,667,130
Total Number of Loans                                                            99
Average Loan Principal Balance                                             $653,203                $420,000 to $2,400,000
WA Gross Coupon                                                               6.993%                     6.750% to 7.800%
WA FICO                                                                         688                            614 to 797
WA Original Term                                                          361 months                    360 to 480 months
WA Remaining Term                                                         360 months                    356 to 479 months
WA OLTV                                                                       74.71%                    40.00% to 100.00%
WA DTI                                                                        37.28%                     16.00% to 62.70%
WA Months to First Rate Adjustment Date                                    59 months                      56 to 60 months
WA Gross Margin                                                               2.518%                     2.250% to 3.700%
WA Rate Ceiling                                                              11.997%                   11.750% to 12.800%
Geographic Concentration of Mortgaged Properties (Top 5         CA           57.00%
States) based on the Aggregate Stated Principal Balance         IL           11.67%
                                                                FL            7.38%
                                                                WA            3.88%
                                                                NY            3.37%
Percentage of Mortgage Loans Covered by PMI Policies                          1.47%

Percentage of Buydown Loans                                                   0.00%
-------------------------------------------------------------------------------------------------------------------------------


Banc  of  America  Securities  LLC                                                16
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------

       Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                        Aggregate         Percent of
                       Number Of          Cut-Off         Aggregate          Average          Weighted
                       Mortgage         Principal          Cut-Off           Cut-Off       Average Credit  Weighted Average
Occupancy                Loans           Balance      Principal Balance Principal Balance      Score         Original LTV
-----------------------------------------------------------------------------------------------------------------------------
Primary Residence         78          $51,068,966.51         78.97%          $654,730.34          681             74.52%
Investor Property         15            9,751,900.00         15.08            650,126.67          721             77.72
Second Home                6            3,846,263.54          5.95            641,043.92          699             69.59
-----------------------------------------------------------------------------------------------------------------------------
Total:                    99          $64,667,130.05        100.00%          $653,203.33          688             74.71%
=============================================================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                  Property Types of the Group 3 Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------
                                                                  Percent of
                                                                  Aggregate       Average
                            Number Of          Aggregate           Cut-Off        Cut-Off        Weighted        Weighted
                             Mortgage       Cut-Off Principal     Principal      Principal    Average Credit     Average
     Property Type             Loans            Balance            Balance        Balance          Score       Original LTV
-----------------------------------------------------------------------------------------------------------------------------
Single Family Residence         73           $48,258,316.51         74.63%      $661,072.83         685           74.23%
PUD                             11             6,659,513.54         10.30        605,410.32         697           71.56
Condominium                     10             5,575,800.00          8.62        557,580.00         692           79.57
2-Family                        4              3,236,000.00          5.00        809,000.00         707           80.00
3-Family                        1                937,500.00          1.45        937,500.00         703           75.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                          99           $64,667,130.05        100.00%      $653,203.33         688           74.71%
=============================================================================================================================


               Mortgage Loan Purpose of the Group 3 Mortgage Loans


-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
                                            Aggregate        Aggregate         Average
                           Number Of          Cut-Off         Cut-Off          Cut-Off         Weighted         Weighted
                            Mortgage        Principal        Principal        Principal     Average Credit      Average
        Purpose               Loans          Balance          Balance          Balance          Score         Original LTV
-----------------------------------------------------------------------------------------------------------------------------
Refinance-Cashout              52        $35,266,321.98        54.54%        $678,198.50          685             72.99%
Purchase                       24         15,857,954.38        24.52          660,748.10          690             78.94
Refinance-Rate/Term            23         13,542,853.69        20.94          588,819.73          694             74.24
-----------------------------------------------------------------------------------------------------------------------------
Total:                         99        $64,667,130.05       100.00%        $653,203.33          688             74.71%
=============================================================================================================================


Banc  of  America  Securities  LLC                                                17
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------

 Geographical Distribution of the Mortgaged Properties of the Group 3 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                                  Percent of
                                                                  Aggregate       Average
                            Number Of          Aggregate           Cut-Off        Cut-Off        Weighted        Weighted
                            Mortgage        Cut-Off Principal     Principal      Principal    Average Credit     Average
    Geographic Area           Loans             Balance            Balance        Balance          Score       Original LTV
-----------------------------------------------------------------------------------------------------------------------------
Arizona                         3            $1,535,500.00           2.37%       $511,833.33         682           75.74%
California                     56            36,857,986.51          57.00         658,178.33         687           74.09
Colorado                        3             1,524,800.00           2.36         508,266.67         731           77.18
Florida                         8             4,774,000.00           7.38         596,750.00         656           72.48
Georgia                         1               600,000.00           0.93         600,000.00         676           75.00
Illinois                       10             7,548,630.00          11.67         754,863.00         688           77.56
Maryland                        2               999,200.00           1.55         499,600.00         736           77.28
Massachusetts                   2             1,524,000.00           2.36         762,000.00         735           80.00
Minnesota                       1               840,000.00           1.30         840,000.00         706           80.00
Nevada                          2             1,429,763.54           2.21         714,881.77         671           77.86
New Hampshire                   1               586,000.00           0.91         586,000.00         664           59.80
New Jersey                      1               620,000.00           0.96         620,000.00         684           80.00
New York                        3             2,179,500.00           3.37         726,500.00         711           75.29
North Carolina                  2             1,138,750.00           1.76         569,375.00         702           63.89
Washington                      4             2,509,000.00           3.88         627,250.00         688           76.09
-----------------------------------------------------------------------------------------------------------------------------
Total:                         99           $64,667,130.05         100.00%       $653,203.33         688           74.71%
=============================================================================================================================

(1)  As of the Cut-off  Date,  no more than  approximately  3.71% of the Group 3
     Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

   Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                               Aggregate        Percent of
                                               Aggregate        Aggregate        Average
                               Number Of         Cut-Off         Cut-Off         Cut-Off        Weighted        Weighted
   Current Mortgage Loan       Mortgage        Principal        Principal       Principal    Average Credit      Average
  Principal Balances ($)         Loans          Balance          Balance         Balance          Score       Original LTV
-----------------------------------------------------------------------------------------------------------------------------
400,000.01 - 450,000.00           15         $6,557,203.69        10.14%      $437,146.91          686            75.47%
450,000.01 - 500,000.00           18          8,655,445.23        13.38        480,858.07          686            77.93
500,000.01 - 550,000.00           13          6,814,782.13        10.54        524,214.01          680            72.74
550,000.01 - 600,000.00           12          6,947,700.00        10.74        578,975.00          701            72.83
600,000.01 - 650,000.00           13          8,201,100.00        12.68        630,853.85          679            75.78
650,000.01 - 700,000.00            7          4,752,100.00         7.35        678,871.43          675            73.00
700,000.01 - 750,000.00            1            716,000.00         1.11        716,000.00          658            80.00
750,000.01 - 800,000.00            4          3,148,000.00         4.87        787,000.00          704            71.95
800,000.01 - 850,000.00            1            840,000.00         1.30        840,000.00          706            80.00
850,000.01 - 900,000.00            2          1,780,000.00         2.75        890,000.00          661            77.47
900,000.01 - 950,000.00            2          1,861,500.00         2.88        930,750.00          743            77.48
950,000.01 - 1,000,000.00          4          3,995,000.00         6.18        998,750.00          658            72.91
1,000,000.01 - 1,500,000.00        6          7,998,299.00        12.37      1,333,049.83          706            73.46
2,000,000.01 - 2,500,000.00        1          2,400,000.00         3.71      2,400,000.00          692            75.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                            99        $64,667,130.05      100.00%       $653,203.33          688            74.71%
=============================================================================================================================

(1) As of the Cut-off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $653,203

Banc  of  America  Securities  LLC                                                18
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------

         Original Loan-To-Value Ratios of the Group 3 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                            Percent of
                                           Aggregare        Aggregate         Average
       Original           Number Of          Cut-Off         Cut-Off          Cut-Off                            Weighted
 Loan-To-Value Ratios      Mortgage        Principal        Principal        Principal      Weighted Average      Average
         (%)                 Loans          Balance          Balance          Balance         Credit Score     Original LTV
-----------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                 1           $600,000.00         0.93%        $600,000.00            679             40.00%
40.01 - 45.00                 1            447,500.00         0.69          447,500.00            726             44.75
45.01 - 50.00                 2          1,207,000.00         1.87          603,500.00            672             48.96
50.01 - 55.00                 2          1,432,500.00         2.22          716,250.00            674             54.07
55.01 - 60.00                 5          4,013,000.00         6.21          802,600.00            675             58.64
60.01 - 65.00                 1            500,000.00         0.77          500,000.00            717             63.29
65.01 - 70.00                 6          4,128,000.00         6.38          688,000.00            687             68.94
70.01 - 75.00                 21        14,966,526.04        23.14          712,691.72            684             74.17
75.01 - 80.00                 58        36,424,809.48        56.33          628,013.96            692             79.59
85.01 - 90.00                 1            449,640.15         0.70          449,640.15            641             90.00
95.01 - 100.00                1            498,154.38         0.77          498,154.38            669            100.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                        99       $64,667,130.05       100.00%        $653,203.33            688            74.71%
=============================================================================================================================

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately
     74.71%.


        Current Mortgage Interest Rates of the Group 3 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                            Percent of
                                           Aggregate        Aggregate         Average
                          Number Of          Cut-Off         Cut-Off          Cut-Off                            Weighted
   Current Mortgage        Mortgage        Principal        Principal        Principal      Weighted Average      Average
  Interest Rates (%)         Loans          Balance          Balance          Balance         Credit Score     Original LTV
-----------------------------------------------------------------------------------------------------------------------------
6.501 - 6.750                 21        $13,539,199.00       20.94%        $644,723.76            720             74.03%
6.751 - 7.000                 46         30,478,026.04       47.13          662,565.78            685             72.43
7.001 - 7.250                 20         13,213,514.16       20.43          660,675.71            676             78.17
7.251 - 7.500                 7           4,133,990.85        6.39          590,570.12            681             79.96
7.501 - 7.750                 4           2,832,000.00        4.38          708,000.00            642             77.81
7.751 - 8.000                 1             470,400.00        0.73          470,400.00            614             80.00
----------------------------------------------------------------------------------------------------------------------------
Total:                        99        $64,667,130.05      100.00%        $653,203.33            688             74.71%
=============================================================================================================================

(1) As of the Cut-off Date, the weighted average current mortgage interest rate of the Group 3 Mortgage Loans is expected to be approximately 6.993% per annum.



Banc  of  America  Securities  LLC                                                19
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------


                 Gross Margins of the Group 3 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
                                           Aggregate        Aggregate         Average
                          Number Of          Cut-Off         Cut-Off          Cut-Off                            Weighted
                           Mortgage        Principal        Principal        Principal      Weighted Average      Average
   Gross Margin (%)          Loans          Balance          Balance          Balance         Credit Score     Original LTV
-----------------------------------------------------------------------------------------------------------------------------
2.001 - 2.250                 54         $36,333,932.17        56.19%        $672,850.60           701             74.03%
2.251 - 2.500                 2            2,862,000.00         4.43        1,431,000.00           683             74.19
2.501 - 2.750                 20          12,170,344.53        18.82          608,517.23           689             72.27
2.751 - 3.000                 11           6,403,462.50         9.90          582,132.95           657             78.42
3.001 - 3.250                 8            4,327,990.85         6.69          540,998.86           661             79.51
3.251 - 3.500                 2            1,104,000.00         1.71          552,000.00           636             78.32
3.501 - 3.750                 2            1,465,400.00         2.27          732,700.00           618             79.73
-----------------------------------------------------------------------------------------------------------------------------
Total:                        99         $64,667,130.05       100.00%        $653,203.33           688             74.71%
=============================================================================================================================

(1)  As of the Cut-off  Date,  the weighted  average Gross Margin of the Group 3
     Mortgage Loans is expected to be approximately 2.518% per annum.


                 Rate Ceilings of the Group 3 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                            Percent of
                                           Aggregate        Aggregate         Average
                          Number Of          Cut-Off         Cut-Off          Cut-Off                            Weighted
                           Mortgage        Principal        Principal        Principal      Weighted Average      Average
  Rate Ceilings (%)          Loans          Balance          Balance          Balance         Credit Score     Original LTV
-----------------------------------------------------------------------------------------------------------------------------
11.501 - 11.750               21        $13,539,199.00        20.94%        $644,723.76            720             74.03%
11.751 - 12.000               46         30,478,026.04        47.13          662,565.78            685             72.43
12.001 - 12.250               19         12,715,359.78        19.66          669,229.46            676             77.32
12.251 - 12.500               7           4,133,990.85         6.39          590,570.12            681             79.96
12.501 - 12.750               5           3,330,154.38         5.15          666,030.88            646             81.13
12.751 - 13.000               1             470,400.00         0.73          470,400.00            614             80.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                        99        $64,667,130.05       100.00%        $653,203.33            688             74.71%
=============================================================================================================================

(1)  As of the Cut-off  Date,  the weighted  average Rate Ceiling of the Group 3
     Mortgage Loans is expected to be approximately 11.997% per annum.




Banc  of  America  Securities  LLC                                                20
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------


          First Rate Adjustment Date of the Group 3 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
                         Number Of         Aggregate         Aggregate          Average                          Weighted
     First Rate          Mortgage           Cut-Off           Cut-Off           Cut-Off      Weighted Average     Average
  Adjustment Date          Loans       Principal Balance Principal Balance Principal Balance   Credit Score    Original LTV
-----------------------------------------------------------------------------------------------------------------------------
August 1, 2011               1             $498,154.38          0.77%         $498,154.38            669           100.00%
September 1, 2011            5            3,103,900.00          4.80           620,780.00            716            76.02
October 1, 2011             27           16,621,616.89         25.70           615,615.44            670            74.24
November 1, 2011            36           24,250,409.78         37.50           673,622.49            677            75.26
December 1, 2011            30           20,193,049.00         31.23           673,101.63            713            73.61
-----------------------------------------------------------------------------------------------------------------------------
Total:                      99          $64,667,130.05        100.00%         $653,203.33            688            74.71%
=============================================================================================================================

(1)  As of the Cut-off Date, the weighted average months to the first Adjustment
     Date for the Group 3 Mortgage  Loans is  expected  to be  approximately  59 months.

                Remaining Terms of the Group 3 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
                         Number Of         Aggregate         Aggregate          Average                          Weighted
   Remaining Term        Mortgage           Cut-Off           Cut-Off           Cut-Off      Weighted Average     Average
      (Months)             Loans       Principal Balance Principal Balance Principal Balance   Credit Score    Original LTV
-----------------------------------------------------------------------------------------------------------------------------
341 - 360                   98          $64,159,310.42        99.21%          $654,686.84           688            74.67%
over 361                     1              507,819.63         0.79            507,819.63           674            80.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                      99          $64,667,130.05       100.00%          $653,203.33           688            74.71%
=============================================================================================================================

(1)  As of the Cut-off  Date,  the  weighted  average  remaining  term to stated
     maturity of the Group 3 Mortgage Loans is expected to be approximately  360 months.

         Credit Scoring of Mortgagors of the Group 3 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
                         Number Of         Aggregate         Aggregate          Average                          Weighted
                         Mortgage           Cut-Off           Cut-Off           Cut-Off      Weighted Average    Average
   Credit Scores           Loans       Principal Balance Principal Balance Principal Balance   Credit Score    Original LTV
-----------------------------------------------------------------------------------------------------------------------------
751 - 800                   11           $7,544,899.00         11.67%        $685,899.91            768            78.05%
701 - 750                   22           15,025,350.00         23.23          682,970.45            718            73.93
651 - 700                   48           31,176,878.40         48.21          649,518.30            672            74.01
601 - 650                   18           10,920,002.65         16.89          606,666.81            637            75.48
-----------------------------------------------------------------------------------------------------------------------------
Total:                      99          $64,667,130.05        100.00%        $653,203.33            688            74.71%
=============================================================================================================================

(1)  The scores shown are Bureau  Credit Scores from  Experian  (FICO),  Equifax
     (Beacon) and TransUnion (Empirica).



Banc  of  America  Securities  LLC                                                21
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------


  Original Debt-to-Income Ratio of Mortgagors of the Group 3 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
      Original           Number Of         Aggregate         Aggregate          Average                          Weighted
   Debt-to-Income        Mortgage           Cut-Off           Cut-Off           Cut-Off      Weighted Average     Average
     Ratios (%)            Loans       Principal Balance Principal Balance Principal Balance   Credit Score    Original LTV
-----------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                5          $4,065,800.00          6.29%        $813,160.00            699            77.09%
20.01 - 25.00                4           2,921,819.63          4.52          730,454.91            694            78.42
25.01 - 30.00               13           8,033,239.85         12.42          617,941.53            701            73.51
30.01 - 35.00               14           7,811,900.00         12.08          557,992.86            685            72.13
35.01 - 40.00               25          17,476,800.00         27.03          699,072.00            681            74.50
40.01 - 45.00               20          12,677,630.42         19.60          633,881.52            686            73.71
45.01 - 50.00               11           8,049,040.15         12.45          731,730.92            684            76.86
50.01 - 55.00                3           1,534,000.00          2.37          511,333.33            684            78.81
55.01 - 60.00                2           1,045,000.00          1.62          522,500.00            657            79.47
60.01 - 65.00                2           1,051,900.00          1.63          525,950.00            759            72.06
-----------------------------------------------------------------------------------------------------------------------------
Total:                      99         $64,667,130.05        100.00%        $653,203.33            688            74.71%
=============================================================================================================================

(1) As of the Cut-off Date, the weighted average original Debt-to-Income Ratio of the Group 3 Mortgage Loans is expected to be approximately 37.28%.

           Months Since Origination of the Group 3 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
                         Number Of         Aggregate         Aggregate          Average                          Weighted
    Months Since         Mortgage           Cut-Off           Cut-Off           Cut-Off      Weighted Average     Average
    Origination            Loans       Principal Balance Principal Balance Principal Balance   Credit Score    Original LTV
-----------------------------------------------------------------------------------------------------------------------------
1-6                         99          $64,667,130.05        100.00%         $653,203.33           688           74.71%
-----------------------------------------------------------------------------------------------------------------------------
Total:                      99          $64,667,130.05        100.00%         $653,203.33           688           74.71%
=============================================================================================================================

(1) As of the Cut-off Date, the weighted average months since origination of the Group 3 Mortgage Loans is expected to be approximately 2 months.





Banc  of  America  Securities  LLC                                                22
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------

Description of the Mortgage Loans
---------------------------------

The Group 4 Mortgage Loans consist of One-Year CMT and One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for approximately the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 87.64% of the Group 4 Mortgage Loans require only the payment of interest until the 85th or 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year CMT or One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year CMT index will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date. The One-Year LIBOR Index is the average of the interbank offered rates for the one-year U.S. dollar-denominated deposits in the London Market as published in The Wall Street Journal and available as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.750% to 12.625%. The effective minimum interest rate for substantially all of the Group 4 Mortgage Loans will be each Mortgage Loan's Gross Margin.

Borrowers are permitted to prepay their Group 4 Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 4 Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------------------------------------------------
                                                                   Collateral Summary             Range (if applicable)
                                                                   ------------------             ---------------------
Total Outstanding Loan Balance                                          $238,640,457
Total Number of Loans                                                            366
Average Loan Principal Balance                                              $652,023                $63,611 to $2,800,000
WA Gross Coupon                                                               6.410%                     4.750% to 7.625%
WA FICO                                                                          716                           628 to 813
WA Original Term                                                          361 months                    360 to 480 months
WA Remaining Term                                                         359 months                    321 to 480 months
WA OLTV                                                                       73.43%                    24.55% to 100.00%
WA DTI                                                                        36.70%                      9.31% to 67.39%
WA Months to First Rate Adjustment Date                                    82 months                      45 to 84 months
WA Gross Margin                                                               2.436%                     2.250% to 2.750%
WA Rate Ceiling                                                              11.410%                    9.750% to 12.625%
Geographic Concentration of Mortgaged Properties (Top 5         CA            54.22%
States) based on the Aggregate Stated Principal Balance         FL             9.41%
                                                                NY             3.89%
                                                                MD             3.20%
                                                                AZ             2.96%
Percentage of Mortgage Loans Covered by PMI Policies                           3.71%

Percentage of Buydown Loans                                                    1.65%
---------------------------------------------------------------------------------------------------------------------------

Banc  of  America  Securities  LLC                                                23
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------

       Occupancy of Mortgaged Properties of the Group 4 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                        Aggregate         Percent of
                       Number Of          Cut-Off         Aggregate          Average          Weighted
                       Mortgage         Principal          Cut-Off           Cut-Off       Average Credit  Weighted Average
    Occupancy            Loans           Balance      Principal Balance Principal Balance      Score         Original LTV
-----------------------------------------------------------------------------------------------------------------------------
Primary Residence         326        $211,945,759.77       88.81%          $650,140.37           715              73.67%
Second Home               26           18,073,260.01        7.57            695,125.39           717              71.29
Investor Property         14            8,621,437.45        3.61            615,816.96           733              71.82
-----------------------------------------------------------------------------------------------------------------------------
Total:                    366        $238,640,457.23      100.00%          $652,023.11           716              73.43%
=============================================================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                  Property Types of the Group 4 Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------
                                                                  Percent of
                                                                  Aggregate       Average
                            Number Of          Aggregate           Cut-Off        Cut-Off        Weighted        Weighted
                             Mortgage       Cut-Off Principal     Principal      Principal    Average Credit     Average
     Property Typer            Loans            Balance            Balance        Balance          Score       Original LTV
-----------------------------------------------------------------------------------------------------------------------------
Single Family Residence        266         $176,188,826.20          73.83%       $662,364.01         714           73.01%
PUD                             35           26,448,488.80          11.08         755,671.11         721           72.42
Condominium                     49           25,435,692.68          10.66         519,095.77         715           77.64
2-Family                        6             4,271,350.00           1.79         711,891.67         708           76.18
3-Family                        3             2,373,262.27           0.99         791,087.42         746           75.92
4-Family                        3             2,055,444.28           0.86         685,148.09         754           63.52
Cooperative                     2             1,115,000.00           0.47         557,500.00         700           61.84
Townhouse                       2               752,393.00           0.32         376,196.50         682           83.94
-----------------------------------------------------------------------------------------------------------------------------
Total:                         366         $238,640,457.23         100.00%       $652,023.11         716           73.43%
=============================================================================================================================


               Mortgage Loan Purpose of the Group 4 Mortgage Loans



-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
                                            Aggregate        Aggregate        Average
                          Number Of           Cut-Off         Cut-Off         Cut-Off          Weighted         Weighted
                            Mortgage        Principal        Principal       Principal      Average Credit      Average
        Purpose               Loans          Balance          Balance         Balance           Score         Original LTV
-----------------------------------------------------------------------------------------------------------------------------
Purchase                      159        $100,955,024.12      42.30%        $634,937.26          727             77.11%
Refinance-Cashout             109          71,928,482.56       30.14         659,894.34          699             70.27
Refinance-Rate/Term            98          65,756,950.55       27.55         670,989.29          717             71.22
-----------------------------------------------------------------------------------------------------------------------------
Total:                        366        $238,640,457.23      100.00%       $652,023.11          716             73.43%
=============================================================================================================================


Banc  of  America  Securities  LLC                                                24
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------

 Geographical Distribution of the Mortgaged Properties of the Group 4 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                                 Percent of
                                                                 Aggregate        Average
                            Number Of          Aggregate          Cut-Off         Cut-Off        Weighted        Weighted
                            Mortgage       Cut-Off Principal     Principal       Principal    Average Credit     Average
   Geographic Area            Loans             Balance           Balance         Balance          Score       Original LTV
-----------------------------------------------------------------------------------------------------------------------------
Alabama                         2            $2,743,166.39         1.15%     $1,371,583.20          712           67.94%
Arizona                        14             7,057,792.24         2.96         504,128.02          688           68.77
California                     190          129,386,468.68        54.22         680,981.41          717           73.61
Colorado                        7             6,238,165.97         2.61         891,166.57          715           73.46
Connecticut                     1               456,000.00         0.19         456,000.00          719           80.00
Dist. of Columbia               2             1,129,240.00         0.47         564,620.00          701           75.62
Florida                        33            22,467,840.33         9.41         680,843.65          730           74.22
Georgia                         4             2,314,990.00         0.97         578,747.50          698           59.80
Hawaii                          4             2,378,289.68         1.00         594,572.42          703           72.85
Idaho                           1               158,356.71         0.07         158,356.71          628           74.07
Illinois                        7             3,315,610.89         1.39         473,658.70          702           71.36
Indiana                         1             1,200,000.00         0.50       1,200,000.00          664           80.00
Maine                           1               585,000.00         0.25         585,000.00          669           66.86
Maryland                       12             7,625,490.03         3.20         635,457.50          717           70.21
Massachusetts                   1               259,759.18         0.11         259,759.18          656           50.49
Michigan                        1               440,000.00         0.18         440,000.00          711           80.00
Minnesota                       3             1,481,700.00         0.62         493,900.00          713           66.61
Nevada                          6             3,158,109.80         1.32         526,351.63          683           81.82
New Jersey                     11             5,194,580.59         2.18         472,234.60          691           76.15
New Mexico                      1               496,000.00         0.21         496,000.00          745           80.00
New York                       14             9,285,530.80         3.89         663,252.20          710           75.39
North Carolina                  6             5,392,920.43         2.26         898,820.07          725           69.94
Oklahoma                        1               106,400.00         0.04         106,400.00          658           95.00
Oregon                          5             3,427,997.99         1.44         685,599.60          721           72.49
Pennsylvania                    5             3,461,739.80         1.45         692,347.96          747           80.26
South Carolina                  2             2,060,000.00         0.86       1,030,000.00          777           71.85
Tennessee                       1               468,720.00         0.20         468,720.00          706           80.00
Texas                           6             5,793,726.36         2.43         965,621.06          717           69.16
Utah                            2               615,099.00         0.26         307,549.50          704           64.53
Virginia                       11             5,703,936.95         2.39         518,539.72          711           78.15
Washington                      9             3,277,825.41         1.37         364,202.82          695           76.02
Wisconsin                       2               960,000.00         0.40         480,000.00          692           76.11
-----------------------------------------------------------------------------------------------------------------------------
Total:                         366         $238,640,457.23       100.00%       $652,023.11          716           73.43%
=============================================================================================================================

(1)  As of the Cut-off  Date,  no more than  approximately  1.36% of the Group 4
     Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.


Banc  of  America  Securities  LLC                                                25
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------

   Current Mortgage Loan Principal Balances of the Group 4 Mortgage Loans (1)

------------------------------------------------------------------------------------------------------------------------------
                                                                Percent of
                                                Aggregate       Aggregate        Average
                                Number Of        Cut-Off         Cut-Off         Cut-Off         Weighted        Weighted
   Current Mortgage Loan        Mortgage        Principal       Principal       Principal     Average Credit      Average
   Principal Balances ($)         Loans          Balance         Balance         Balance           Score       Original LTV
------------------------------------------------------------------------------------------------------------------------------
50,000.01 - 100,000.00              2           $147,936.06        0.06%         $73,968.03          719            76.51%
100,000.01 - 150,000.00             3            344,056.98        0.14          114,685.66          674            88.06
150,000.01 - 200,000.00            11          1,958,850.38        0.82          178,077.31          693            81.41
200,000.01 - 250,000.00             2            455,925.11        0.19          227,962.56          690            80.00
250,000.01 - 300,000.00            12          3,295,470.61        1.38          274,622.55          692            72.13
300,000.01 - 350,000.00             8          2,581,918.73        1.08          322,739.84          720            77.33
350,000.01 - 400,000.00            10          3,858,100.00        1.62          385,810.00          705            77.08
400,000.01 - 450,000.00            41         17,842,847.69        7.48          435,191.41          689            76.09
450,000.01 - 500,000.00            54         25,800,260.30       10.81          477,782.60          706            76.75
500,000.01 - 550,000.00            35         18,519,929.54        7.76          529,140.84          723            75.83
550,000.01 - 600,000.00            45         25,863,340.67       10.84          574,740.90          709            74.11
600,000.01 - 650,000.00            26         16,412,121.09        6.88          631,235.43          698            73.86
650,000.01 - 700,000.00             9          6,079,470.75        2.55          675,496.75          725            70.58
700,000.01 - 750,000.00            15         10,900,100.00        4.57          726,673.33          710            74.97
750,000.01 - 800,000.00            16         12,537,068.90        5.25          783,566.81          708            70.93
800,000.01 - 850,000.00             5          4,130,450.00        1.73          826,090.00          720            75.70
850,000.01 - 900,000.00            10          8,809,844.67        3.69          880,984.47          715            75.73
900,000.01 - 950,000.00             5          4,624,000.00        1.94          924,800.00          710            67.27
950,000.01 - 1,000,000.00          24         23,733,003.19        9.95          988,875.13          725            67.66
1,000,000.01 - 1,500,000.00        24         32,227,750.00       13.50        1,342,822.92          733            73.07
1,500,000.01 - 2,000,000.00         5          9,126,646.17        3.82        1,825,329.23          755            70.45
2,000,000.01 - 2,500,000.00         3          6,591,366.39        2.76        2,197,122.13          730            64.46
2,500,000.01 - 3,000,000.00         1          2,800,000.00        1.17        2,800,000.00          765            80.00
------------------------------------------------------------------------------------------------------------------------------
Total:                             366      $238,640,457.23      100.00%        $652,023.11          716            73.43%
==============================================================================================================================



(1) As of the Cut-off Date, the average outstanding principal balance of the Group 4 Mortgage Loans is expected to be approximately $652,023.




Banc  of  America  Securities  LLC                                                26
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------

         Original Loan-To-Value Ratios of the Group 4 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                            Percent of
                                           Aggregate        Aggregate         Average
       Original           Number Of          Cut-Off         Cut-Off          Cut-Off                            Weighted
 Loan-To-Value Ratios      Mortgage        Principal        Principal        Principal      Weighted Average      Average
         (%)                 Loans          Balance          Balance          Balance         Credit Score     Original LTV
-----------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                 1            $270,000.00         0.11%        $270,000.00            717             24.55%
30.01 - 35.00                 2           1,405,317.41         0.59          702,658.71            704             33.55
35.01 - 40.00                 2             933,737.93         0.39          466,868.97            692             38.86
40.01 - 45.00                 2             819,499.00         0.34          409,749.50            688             42.07
45.01 - 50.00                 7           5,927,500.00         2.48          846,785.71            706             46.99
50.01 - 55.00                 9           3,952,216.14         1.66          439,135.13            683             52.82
55.01 - 60.00                 13         11,030,829.11         4.62          848,525.32            708             57.89
60.01 - 65.00                 13         11,502,018.56         4.82          884,770.66            709             63.19
65.01 - 70.00                 53         47,050,179.84        19.72          887,739.24            723             68.65
70.01 - 75.00                 47         31,327,548.11        13.13          666,543.58            718             73.74
75.01 - 80.00                193        115,255,800.89        48.30          597,180.32            716             79.60
80.01 - 85.00                 3           1,746,215.00         0.73          582,071.67            732             81.99
85.01 - 90.00                 9           3,154,957.78         1.32          350,550.86            717             89.92
90.01 - 95.00                 11          3,946,030.65         1.65          358,730.06            696             94.44
95.01 - 100.00                1             318,606.81         0.13          318,606.81            813            100.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                       366       $238,640,457.23       100.00%        $652,023.11            716            73.43%
=============================================================================================================================

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately
     73.43%.

        Current Mortgage Interest Rates of the Group 4 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                            Percent of
                                           Aggregate        Aggregate         Average
                          Number Of          Cut-Off         Cut-Off          Cut-Off                            Weighted
   Current Mortgage        Mortgage        Principal        Principal        Principal      Weighted Average      Average
  Interest Rates (%)         Loans          Balance          Balance          Balance         Credit Score     Original LTV
-----------------------------------------------------------------------------------------------------------------------------
4.501 - 4.750                 1            $422,302.61         0.18%        $422,302.61            652             66.20%
4.751 - 5.000                 2           1,454,000.00         0.61          727,000.00            692             71.52
5.001 - 5.250                 3           1,592,000.00         0.67          530,666.67            746             77.95
5.251 - 5.500                 4           2,041,068.66         0.86          510,267.17            744             67.97
5.501 - 5.750                 5           3,209,218.02         1.34          641,843.60            729             73.12
5.751 - 6.000                 14         10,222,340.10         4.28          730,167.15            750             75.11
6.001 - 6.250                 81         58,925,919.83        24.69          727,480.49            729             73.46
6.251 - 6.500                130         87,013,434.65        36.46          669,334.11            717             73.43
6.501 - 6.750                 86         52,918,424.79        22.17          615,330.52            701             72.35
6.751 - 7.000                 36         19,374,883.78         8.12          538,191.22            692             75.42
7.001 - 7.250                 3           1,188,175.11         0.50          396,058.37            701             76.57
7.501 - 7.750                 1             278,689.68         0.12          278,689.68            674             95.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                       366       $238,640,457.23       100.00%        $652,023.11            716             73.43%
=============================================================================================================================

(1) As of the Cut-off Date, the weighted average current mortgage interest rate of the Group 4 Mortgage Loans is expected to be approximately 6.410% per annum.


Banc  of  America  Securities  LLC                                                27
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------


                Gross Margins of the Group 4 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                            Percent of
                                           Aggregate        Aggregate        Average
                          Number Of          Cut-Off         Cut-Off          Cut-Off                           Weighted
                           Mortgage        Principal        Principal        Principal     Weighted Average       Average
   Gross Margin (%)          Loans          Balance          Balance          Balance         Credit Score     Original LTV
-----------------------------------------------------------------------------------------------------------------------------
2.001 - 2.250                234        $149,700,363.03        62.73%        $639,745.14            717            73.83%
2.501 - 2.750                132          88,940,094.20        37.27          673,788.59            714            72.75
Total:                       366        $238,640,457.23       100.00%        $652,023.11            716            73.43%
=============================================================================================================================

(1)  As of the Cut-off  Date,  the weighted  average Gross Margin of the Group 4
     Mortgage Loans is expected to be approximately 2.436% per annum.


                 Rate Ceilings of the Group 4 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                            Percent of
                                           Aggregate        Aggregate        Average
                          Number Of          Cut-Off         Cut-Off          Cut-Off                           Weighted
                           Mortgage        Principal        Principal        Principal     Weighted Average       Average
  Rate Ceilings (%)          Loans          Balance          Balance          Balance         Credit Score     Original LTV
-----------------------------------------------------------------------------------------------------------------------------
9.501 - 9.750                 1            $422,302.61         0.18%        $422,302.61            652             66.20%
9.751 - 10.000                2           1,454,000.00         0.61          727,000.00            692             71.52
10.001 - 10.250               3           1,592,000.00         0.67          530,666.67            746             77.95
10.251 - 10.500               4           2,041,068.66         0.86          510,267.17            744             67.97
10.501 - 10.750               5           3,209,218.02         1.34          641,843.60            729             73.12
10.751 - 11.000               14         10,222,340.10         4.28          730,167.15            750             75.11
11.001 - 11.250               81         58,925,919.83        24.69          727,480.49            729             73.46
11.251 - 11.500              130         87,013,434.65        36.46          669,334.11            717             73.43
11.501 - 11.750               86         52,918,424.79        22.17          615,330.52            701             72.35
11.751 - 12.000               36         19,374,883.78         8.12          538,191.22            692             75.42
12.001 - 12.250               3           1,188,175.11         0.50          396,058.37            701             76.57
12.501 - 12.750               1             278,689.68         0.12          278,689.68            674             95.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                       366        $238,640,457.23      100.00%        $652,023.11            716             73.43%
=============================================================================================================================

(1)  As of the Cut-off  Date,  the weighted  average Rate Ceiling of the Group 4
     Mortgage Loans is expected to be approximately 11.410% per annum.

          First Rate Adjustment Date of the Group 4 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
                         Number Of         Aggregate         Aggregate          Average                          Weighted
     First Rate          Mortgage           Cut-Off           Cut-Off           Cut-Off      Weighted Average     Average
  Adjustment Date          Loans       Principal Balance Principal Balance Principal Balance   Credit Score    Original LTV
-----------------------------------------------------------------------------------------------------------------------------
September 1, 2010            1            $422,302.61          0.18%          $422,302.61           652            66.20%
October 1, 2010              1             333,737.93          0.14            333,737.93           671            36.81
April 1, 2012                1              63,611.08          0.03             63,611.08           671            52.00
July 1, 2013                 4           4,875,782.54          2.04          1,218,945.64           737            67.86
August 1, 2013              16           7,169,741.64          3.00            448,108.85           700            71.75
September 1, 2013           62          28,478,804.67         11.93            459,335.56           699            77.49
October 1, 2013             106         72,692,508.42         30.46            685,778.38           716            72.45
November 1, 2013            105         71,361,625.34         29.90            679,634.53           720            72.40
December 1, 2013            70          53,242,343.00         22.31            760,604.90           719            75.01
-----------------------------------------------------------------------------------------------------------------------------
Total:                      366       $238,640,457.23        100.00%          $652,023.11           716            73.43%
=============================================================================================================================

As of the  Cut-off  Date,  the  weighted  average  number of months to the first
Adjustment  Date for the Group 4 Mortgage Loans is expected to be  approximately
82 months.

Banc  of  America  Securities  LLC                                                28
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------

                Remaining Terms of the Group 4 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
                         Number Of         Aggregate         Aggregate          Average                          Weighted
   Remaining Term        Mortgage           Cut-Off           Cut-Off           Cut-Off      Weighted Average     Average
      (Months)             Loans       Principal Balance Principal Balance Principal Balance   Credit Score    Original LTV
-----------------------------------------------------------------------------------------------------------------------------
321 - 340                    3             $819,651.62          0.34%         $273,217.21           661            53.13%
341 - 360                   360         236,255,015.17         99.00           656,263.93           716            73.49
over 361                     3            1,565,790.44          0.66           521,930.15           684            74.04
-----------------------------------------------------------------------------------------------------------------------------
Total:                      366        $238,640,457.23        100.00%         $652,023.11           716            73.43%
=============================================================================================================================

(1)  As of the Cut-off  Date,  the  weighted  average  remaining  term to stated
     maturity of the Group 4 Mortgage Loans is expected to be approximately  359 months.

         Credit Scoring of Mortgagors of the Group 4 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
                         Number Of         Aggregate         Aggregate          Average                          Weighted
                         Mortgage           Cut-Off           Cut-Off           Cut-Off      Weighted Average     Average
   Credit Scores           Loans       Principal Balance Principal Balance Principal Balance   Credit Score    Original LTV
-----------------------------------------------------------------------------------------------------------------------------
801 - 850                    7           $3,618,422.56         1.52%         $516,917.51            806            74.76%
751 - 800                   55           47,507,161.10         19.91          863,766.57            777            75.27
701 - 750                   124          82,601,542.32         34.61          666,141.47            722            73.42
651 - 700                   172         100,664,318.19         42.18          585,257.66            681            72.60
601 - 650                    7            3,252,086.70          1.36          464,583.81            637            70.57
Not Scored 1                 1              996,926.36          0.42          996,926.36              0            74.39
-----------------------------------------------------------------------------------------------------------------------------
Total:                      366        $238,640,457.23        100.00%        $652,023.11            716            73.43%
=============================================================================================================================

(1)  The scores shown are Bureau  Credit Scores from  Experian  (FICO),  Equifax
     (Beacon) and TransUnion (Empirica).




Banc  of  America  Securities  LLC                                                29
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------



  Original Debt-to-Income Ratio of Mortgagors of the Group 4 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
      Original           Number Of         Aggregate         Aggregate          Average                          Weighted
   Debt-to-Income        Mortgage           Cut-Off           Cut-Off           Cut-Off      Weighted Average     Average
     Ratios (%)            Loans       Principal Balance Principal Balance Principal Balance   Credit Score    Original LTV
-----------------------------------------------------------------------------------------------------------------------------
Not Scored 0.00              1             $435,482.72          0.18%          $435,482.72            651            57.52%
5.01 - 10.00                 1            1,500,000.00          0.63          1,500,000.00            791            68.97
10.01 - 15.00                8            4,637,120.33          1.94            579,640.04            748            69.09
15.01 - 20.00                9            7,163,426.36          3.00            795,936.26            738            69.45
20.01 - 25.00               15           12,145,612.27          5.09            809,707.48            713            71.00
25.01 - 30.00               39           26,936,506.55         11.29            690,679.66            715            72.39
30.01 - 35.00               54           37,836,001.33         15.85            700,666.69            715            72.72
35.01 - 40.00               89           60,234,530.85         25.24            676,792.48            707            74.02
40.01 - 45.00               82           48,693,982.13         20.40            593,829.05            716            75.31
45.01 - 50.00               42           24,158,108.05         10.12            575,193.05            708            72.24
50.01 - 55.00               18           10,298,415.89          4.32            572,134.22            740            74.50
55.01 - 60.00                5            3,156,270.75          1.32            631,254.15            732            79.80
65.01 - 70.00                3            1,445,000.00          0.61            481,666.67            739            84.54
-----------------------------------------------------------------------------------------------------------------------------
Total:                      366        $238,640,457.23        100.00%          $652,023.11            716            73.43%
=============================================================================================================================

(1) As of the Cut-off Date, the weighted average original Debt-to-Income Ratio of the Group 4 Mortgage Loans is expected to be approximately 36.70%.


           Months Since Origination of the Group 4 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
                         Number Of         Aggregate         Aggregate          Average                          Weighted
    Months Since         Mortgage           Cut-Off           Cut-Off           Cut-Off      Weighted Average     Average
    Origination            Loans       Principal Balance Principal Balance Principal Balance   Credit Score    Original LTV
-----------------------------------------------------------------------------------------------------------------------------
1 - 6                       363         $237,820,805.61       99.66%          $655,153.73           716            73.50%
19 - 24                      1                63,611.08        0.03             63,611.08           671            52.00
37 - 42                      2               756,040.54        0.32            378,020.27           660            53.23
-----------------------------------------------------------------------------------------------------------------------------
Total:                      366         $238,640,457.23      100.00%          $652,023.11           716            73.43%
=============================================================================================================================

(1) As of the Cut-off Date, the weighted average months since origination of the Group 4 Mortgage Loans is expected to be approximately 3 months.



Banc  of  America  Securities  LLC                                                30
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------


Description of the Mortgage Loans
---------------------------------

The Group 5 Mortgage Loans consist of One-Year CMT and One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for approximately the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 87.01% of the Group 5 Mortgage Loans require only the payment of interest until the 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year CMT or One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year CMT index will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15
(519) and most recently available as of the date 45 days before the applicable Adjustment Date. The One-Year LIBOR Index is the average of the interbank offered rates for the one-year U.S. dollar-denominated deposits in the London Market as published in The Wall Street Journal and available as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 10.000% to 12.125%. The effective minimum interest rate for substantially all of the Group 5 Mortgage Loans will be each Mortgage Loan's Gross Margin.


Borrowers are permitted to prepay their Group 5 Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 5 Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

------------------------------------------------------------------------------------------------------------------------------
                                                                   Collateral Summary             Range (if applicable)
                                                                   ------------------             ---------------------
Total Outstanding Loan Balance                                           $131,012,921
Total Number of Loans                                                            152
Average Loan Principal Balance                                              $861,927               $125,164 to $5,975,351
WA Gross Coupon                                                               6.409%                     5.000% to 7.125%
WA FICO                                                                          730                           612 to 805
WA Original Term                                                          360 months                           360 months
WA Remaining Term                                                         358 months                    346 to 360 months
WA OLTV                                                                       67.90%                     28.46% to 95.00%
WA DTI                                                                        35.49%                      6.48% to 69.90%
WA Months to First Rate Adjustment Date                                   118 months                    106 to 120 months
WA Gross Margin                                                               2.514%                     2.150% to 2.750%
WA Rate Ceiling                                                              11.409%                   10.000% to 12.125%
Geographic Concentration of Mortgaged Properties (Top 5         CA            49.92%
States) based on the Aggregate Stated Principal Balance         NY             8.24%
                                                                CO             7.07%
                                                                WY             4.56%
                                                                IL             4.06%
Percentage of Mortgage Loans Covered by PMI Policies                           2.16%

Percentage of Buydown Loans                                                    0.00%
-------------------------------------------------------------------------------------------------------------------------------


Banc  of  America  Securities  LLC                                                31
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------

       Occupancy of Mortgaged Properties of the Group 5 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                        Aggregate         Percent of
                       Number Of          Cut-Off         Aggregate          Average          Weighted
                       Mortgage         Principal          Cut-Off           Cut-Off       Average Credit   Weighted Average
    Occupancy            Loans           Balance      Principal Balance Principal Balance      Score         Original LTV
-----------------------------------------------------------------------------------------------------------------------------
Primary Residence         135        $113,627,923.09       86.73%          $841,688.32          727              67.49%
Second Home               14           15,745,998.15       12.02          1,124,714.15          745              69.87
Investor Property          3            1,639,000.00        1.25            546,333.33          769              77.22
-----------------------------------------------------------------------------------------------------------------------------
Total:                    152        $131,012,921.24      100.00%          $861,927.11          730              67.90%
=============================================================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                  Property Types of the Group 5 Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------
                                                                  Percent of
                                                                  Aggregate       Average
                            Number Of          Aggregate           Cut-Off        Cut-Off        Weighted        Weighted
                             Mortgage       Cut-Off Principal     Principal      Principal    Average Credit     Average
     Property Typer            Loans            Balance            Balance        Balance          Score       Original LTV
-----------------------------------------------------------------------------------------------------------------------------
Single Family Residence        114         $100,480,939.79         76.70%       $881,411.75         728           65.86%
Condominium                     16           11,186,501.63          8.54         699,156.35         729           76.20
PUD                             13           10,567,697.15          8.07         812,899.78         725           72.80
Cooperative                     4             5,592,343.95          4.27       1,398,085.99         757           71.86
2-Family                        5             3,185,438.72          2.43         637,087.74         734           79.85
-----------------------------------------------------------------------------------------------------------------------------
Total:                         152         $131,012,921.24        100.00%       $861,927.11         730           67.90%
=============================================================================================================================


               Mortgage Loan Purpose of the Group 5 Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
                                            Aggregate        Aggregate        Average
                           Number Of          Cut-Off         Cut-Off         Cut-Off          Weighted         Weighted
                            Mortgage        Principal        Principal       Principal      Average Credit      Average
        Purpose               Loans          Balance          Balance         Balance           Score         Original LTV
-----------------------------------------------------------------------------------------------------------------------------
Purchase                       75         $67,798,200.09        51.75%       $903,976.00          739             72.98%
Refinance-Rate/Term            38          33,533,921.62        25.60         882,471.62          722             59.82
Refinance-Cashout              39          29,680,799.53        22.65         761,046.14          717             65.40
-----------------------------------------------------------------------------------------------------------------------------
Total:                        152        $131,012,921.24       100.00%       $861,927.11          730             67.90%
=============================================================================================================================


Banc  of  America  Securities  LLC                                                32
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------

 Geographical Distribution of the Mortgaged Properties of the Group 5 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                                  Percent of
                                                                  Aggregate       Average
                            Number Of          Aggregate           Cut-Off        Cut-Off        Weighted        Weighted
                            Mortgage        Cut-Off Principal     Principal      Principal    Average Credit     Average
    Geographic Area           Loans             Balance            Balance        Balance          Score       Original LTV
-----------------------------------------------------------------------------------------------------------------------------
Arizona                         2            $1,024,400.00          0.78%       $512,200.00         680           86.21%
California                     82            65,401,170.93         49.92         797,575.26         730           70.23
Colorado                        8             9,267,292.00          7.07       1,158,411.50         741           70.81
Connecticut                     3             2,451,130.04          1.87         817,043.35         685           73.14
Delaware                        1             2,700,000.00          2.06       2,700,000.00         805           72.97
Dist. of Columbia               4             4,396,281.35          3.36       1,099,070.34         758           59.24
Florida                         7             4,609,554.45          3.52         658,507.78         714           72.89
Georgia                         1               611,360.00          0.47         611,360.00         677           80.00
Hawaii                          1             2,000,000.00          1.53       2,000,000.00         780           42.11
Illinois                        5             5,322,486.64          4.06       1,064,497.33         731           62.42
Kentucky                        1               565,145.93          0.43         565,145.93         732           85.00
Maryland                        3             1,669,358.95          1.27         556,452.98         690           74.44
Massachusetts                   1               505,167.00          0.39         505,167.00         675           80.00
Minnesota                       1               256,000.00          0.20         256,000.00         677           80.00
Missouri                        1               447,200.00          0.34         447,200.00         668           80.00
Montana                         1             1,000,000.00          0.76       1,000,000.00         802           55.56
New Jersey                      1               480,958.96          0.37         480,958.96         683           66.94
New Mexico                      1               547,349.60          0.42         547,349.60         677           80.00
New York                       11            10,797,964.48          8.24         981,633.13         733           68.39
Oregon                          1               585,407.85          0.45         585,407.85         788           80.00
South Carolina                  5             4,198,898.15          3.20         839,779.63         715           64.42
Texas                           2               929,660.27          0.71         464,830.14         735           78.82
Vermont                         1             1,000,000.00          0.76       1,000,000.00         774           57.14
Virginia                        3             2,190,591.54          1.67         730,197.18         681           77.29
Washington                      4             2,080,192.47          1.59         520,048.12         692           79.08
Wyoming                         1             5,975,350.63          4.56       5,975,350.63         709           33.33
-----------------------------------------------------------------------------------------------------------------------------
Total:                         152         $131,012,921.24        100.00%       $861,927.11         730           67.90%
=============================================================================================================================

(1)  As of the Cut-off  Date,  no more than  approximately  4.56% of the Group 5
     Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.




Banc  of  America  Securities  LLC                                                33
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------

   Current Mortgage Loan Principal Balances of the Group 5 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                                Percent of
                                               Aggregate        Aggregate        Average
                               Number Of         Cut-Off         Cut-Off         Cut-Off        Weighted        Weighted
   Current Mortgage Loan       Mortgage        Principal        Principal       Principal    Average Credit      Average
  Principal Balances ($)         Loans          Balance          Balance         Balance          Score       Original LTV
-----------------------------------------------------------------------------------------------------------------------------
100,000.01 - 150,000.00            1           $125,163.77        0.10%       $125,163.77          708            80.00%
250,000.01 - 300,000.00            1            256,000.00        0.20         256,000.00          677            80.00
350,000.01 - 400,000.00            1            385,292.00        0.29         385,292.00          662            80.00
400,000.01 - 450,000.00           14          6,100,158.65        4.66         435,725.62          680            79.95
450,000.01 - 500,000.00           24         11,359,349.14        8.67         473,306.21          717            75.92
500,000.01 - 550,000.00           18          9,484,578.97        7.24         526,921.05          707            76.66
550,000.01 - 600,000.00           20         11,648,770.14        8.89         582,438.51          721            74.56
600,000.01 - 650,000.00           15          9,450,095.93        7.21         630,006.40          724            76.32
650,000.01 - 700,000.00            8          5,457,595.57        4.17         682,199.45          716            68.61
700,000.01 - 750,000.00            8          5,834,580.70        4.45         729,322.59          727            77.31
750,000.01 - 800,000.00            4          3,081,950.00        2.35         770,487.50          728            76.18
800,000.01 - 850,000.00            2          1,646,000.00        1.26         823,000.00          729            65.51
850,000.01 - 900,000.00            2          1,778,349.20        1.36         889,174.60          738            66.31
900,000.01 - 950,000.00            5          4,588,500.00        3.50         917,700.00          725            77.01
950,000.01 - 1,000,000.00          6          5,985,465.16        4.57         997,577.53          749            57.28
1,000,000.01 - 1,500,000.00        8         10,933,500.00        8.35       1,366,687.50          754            73.59
1,500,000.01 - 2,000,000.00        3          6,000,000.00        4.58       2,000,000.00          779            52.52
2,000,000.01 - 2,500,000.00        5         11,673,721.38        8.91       2,334,744.28          717            61.13
2,500,000.01 - 3,000,000.00        5         14,248,500.00       10.88       2,849,700.00          747            68.33
3,000,000.01 over                  2         10,975,350.63        8.38       5,487,675.32          742            34.41
-----------------------------------------------------------------------------------------------------------------------------
Total:                            152      $131,012,921.24      100.00%       $861,927.11          730            67.90%
=============================================================================================================================


(1) As of the Cut-off Date, the average outstanding principal balance of the Group 5 Mortgage Loans is expected to be approximately $861,927.





Banc  of  America  Securities  LLC                                                34
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------

         Original Loan-To-Value Ratios of the Group 5 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                            Percent of
                                           Aggregate        Aggregate        Average
       Original           Number Of          Cut-Off         Cut-Off          Cut-Off                           Weighted
 Loan-To-Value Ratios      Mortgage        Principal        Principal        Principal     Weighted Average      Average
         (%)                 Loans          Balance          Balance          Balance         Credit Score     Original LTV
-----------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                 1            $490,000.00         0.37%         $490,000.00           666             28.46%
30.01 - 35.00                 3           7,672,815.79         5.86         2,557,605.26           722             32.82
35.01 - 40.00                 1           5,000,000.00         3.82         5,000,000.00           781             35.71
40.01 - 45.00                 1           2,000,000.00         1.53         2,000,000.00           780             42.11
50.01 - 55.00                 6           9,204,068.83         7.03         1,534,011.47           717             54.44
55.01 - 60.00                 7          11,500,000.00         8.78         1,642,857.14           775             57.96
60.01 - 65.00                 12         13,573,479.65        10.36         1,131,123.30           713             64.50
65.01 - 70.00                 16         10,046,989.35         7.67           627,936.83           718             68.15
70.01 - 75.00                 17         16,768,508.89        12.80           986,382.88           746             73.87
75.01 - 80.00                 82         51,926,279.80        39.63           633,247.31           719             79.72
80.01 - 85.00                 1             565,145.93         0.43           565,145.93           732             85.00
85.01 - 90.00                 1             495,000.00         0.38           495,000.00           663             90.00
90.01 - 95.00                 4           1,770,633.00         1.35           442,658.25           703             94.94
----------------------------------------------------------------------------------------------------------------------------
Total:                       152       $131,012,921.24       100.00%         $861,927.11           730             67.90%
=============================================================================================================================

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 5 Mortgage Loans is expected to be approximately
     67.90%.

        Current Mortgage Interest Rates of the Group 5 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                            Percent of
                                           Aggregate        Aggregate         Average
                          Number Of          Cut-Off         Cut-Off          Cut-Off                            Weighted
   Current Mortgage        Mortgage        Principal        Principal        Principal      Weighted Average      Average
  Interest Rates (%)         Loans          Balance          Balance          Balance         Credit Score     Original LTV
-----------------------------------------------------------------------------------------------------------------------------
4.751 - 5.000                 1          $1,440,000.00         1.10%      $1,440,000.00           756             80.00%
5.251 - 5.500                 4           2,462,775.76         1.88          615,693.94           714             72.16
5.501 - 5.750                 7           4,850,564.79         3.70          692,937.83           756             75.15
5.751 - 6.000                 11         16,378,998.59        12.50        1,488,999.87           713             50.29
6.001 - 6.250                 17         13,836,146.00        10.56          813,890.94           741             71.10
6.251 - 6.500                 52         38,991,575.28        29.76          749,837.99           728             71.76
6.501 - 6.750                 40         35,121,558.68        26.81          878,038.97           733             71.71
6.751 - 7.000                 19         17,492,102.14        13.35          920,636.95           728             61.64
7.001 - 7.250                 1             439,200.00         0.34          439,200.00           657             80.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                       152       $131,012,921.24       100.00%        $861,927.11           730             67.90%
=============================================================================================================================

(1) As of the Cut-off Date, the weighted average current mortgage interest rate of the Group 5 Mortgage Loans is expected to be approximately 6.409% per annum.


Banc  of  America  Securities  LLC                                                35
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------

                 Gross Margins of the Group 5 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                            Percent of
                                           Aggregate        Aggregate         Average
                          Number Of          Cut-Off         Cut-Off          Cut-Off                           Weighted
                           Mortgage        Principal        Principal        Principal     Weighted Average      Average
   Gross Margin (%)          Loans          Balance          Balance          Balance         Credit Score     Original LTV
-----------------------------------------------------------------------------------------------------------------------------
2.001 - 2.250                 89         $61,857,510.57       47.21%        $695,028.21            738             73.49%
2.501 - 2.750                 63          69,155,410.67       52.79        1,097,704.93            722             62.89
-----------------------------------------------------------------------------------------------------------------------------
Total:                       152        $131,012,921.24      100.00%        $861,927.11            730             67.90%
=============================================================================================================================

(1)  As of the Cut-off  Date,  the weighted  average Gross Margin of the Group 5
     Mortgage Loans is expected to be approximately 2.514% per annum.


                 Rate Ceilings of the Group 5 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
                                           Aggregate        Aggregate         Average
                          Number Of          Cut-Off         Cut-Off          Cut-Off                            Weightedf
                           Mortgage        Principal        Principal        Principal      Weighted Average      Average
  Rate Ceilings (%)          Loans          Balance          Balance          Balance         Credit Score     Original LTV
-----------------------------------------------------------------------------------------------------------------------------
9.751 - 10.000                1          $1,440,000.00         1.10%      $1,440,000.00            756             80.00%
10.251 - 10.500               4           2,462,775.76         1.88          615,693.94            714             72.16
10.501 - 10.750               7           4,850,564.79         3.70          692,937.83            756             75.15
10.751 - 11.000               11         16,378,998.59        12.50        1,488,999.87            713             50.29
11.001 - 11.250               17         13,836,146.00        10.56          813,890.94            741             71.10
11.251 - 11.500               52         38,991,575.28        29.76          749,837.99            728             71.76
11.501 - 11.750               40         35,121,558.68        26.81          878,038.97            733             71.71
11.751 - 12.000               19         17,492,102.14        13.35          920,636.95            728             61.64
12.001 - 12.250               1             439,200.00         0.34          439,200.00            657             80.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                       152       $131,012,921.24       100.00%        $861,927.11            730             67.90%
=============================================================================================================================

(1)  As of the Cut-off  Date,  the weighted  average Rate Ceiling of the Group 5
     Mortgage Loans is expected to be approximately 11.409% per annum.


Banc  of  America  Securities  LLC                                                36
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------

          First Rate Adjustment Date of the Group 5 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
                         Number Of         Aggregate         Aggregate          Average                          Weighted
     First Rate          Mortgage           Cut-Off           Cut-Off           Cut-Off      Weighted Average     Average
  Adjustment Date          Loans       Principal Balance Principal Balance Principal Balance   Credit Score    Original LTV
-----------------------------------------------------------------------------------------------------------------------------
October 1, 2015              1             $256,000.00          0.20%          $256,000.00           677            80.00%
December 1, 2015             1              881,343.95          0.67            881,343.95           803            63.49
January 1, 2016              1              897,005.25          0.68            897,005.25           675            69.08
April 1, 2016                2            1,804,000.00          1.38            902,000.00           732            79.82
May 1, 2016                  2            2,961,000.00          2.26          1,480,500.00           677            67.82
June 1, 2016                 2            1,084,070.95          0.83            542,035.48           702            71.44
July 1, 2016                 2              897,950.00          0.69            448,975.00           677            73.10
August 1, 2016               4            9,401,922.25          7.18          2,350,480.56           721            50.34
September 1, 2016            8            7,032,015.16          5.37            879,001.90           727            65.89
October 1, 2016             25           29,107,888.80         22.22          1,164,315.55           741            62.61
November 1, 2016            82           60,720,004.88         46.35            740,487.86           725            71.70
December 1, 2016            22           15,969,720.00         12.19            725,896.36           746            72.39
-----------------------------------------------------------------------------------------------------------------------------
Total:                      152        $131,012,921.24        100.00%          $861,927.11           730            67.90%
=============================================================================================================================

(1)  As of the Cut-off Date, the weighted  average number of months to the first
     Adjustment Date for the Group 5 Mortgage Loans is expected to be approximately 118 months.

                Remaining Terms of the Group 5 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
                         Number Of         Aggregate         Aggregate          Average                          Weighted
   Remaining Term        Mortgage           Cut-Off           Cut-Off           Cut-Off      Weighted Average     Average
      (Months)             Loans       Principal Balance Principal Balance Principal Balance   Credit Score    Original LTV
-----------------------------------------------------------------------------------------------------------------------------
341 - 360                   152         $131,012,921.24       100.00%         $861,927.11           730           67.90%
-----------------------------------------------------------------------------------------------------------------------------
Total:                      152         $131,012,921.24       100.00%         $861,927.11           730           67.90%
=============================================================================================================================

(1)  As of the Cut-off  Date,  the  weighted  average  remaining  term to stated
     maturity of the Group 5 Mortgage Loans is expected to be approximately  358 months.


         Credit Scoring of Mortgagors of the Group 5 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
                         Number Of         Aggregate         Aggregate          Average                          Weighted
                         Mortgage           Cut-Off           Cut-Off           Cut-Off      Weighted Average     Average
   Credit Scores           Loans       Principal Balance Principal Balance Principal Balance   Credit Score    Original LTV
-----------------------------------------------------------------------------------------------------------------------------
801 - 850                    6           $8,561,343.95         6.53%        $1,426,890.66           803            63.93%
751 - 800                   44           42,431,305.62         32.39           964,347.86           773            65.09
701 - 750                   35           35,479,309.92         27.08         1,013,694.57           726            65.28
651 - 700                   62           41,660,469.50         31.80           671,943.06           677            73.18
601 - 650                    3            1,918,475.57          1.46           639,491.86           630            75.29
Not Scored 1                 2              962,016.68          0.73           481,008.34             0            80.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                      152        $131,012,921.24        100.00%         $861,927.11           730            67.90%
=============================================================================================================================

(1)  The scores shown are Bureau  Credit Scores from  Experian  (FICO),  Equifax
     (Beacon) and TransUnion (Empirica).

Banc  of  America  Securities  LLC                                                37
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------

  Original Debt-to-Income Ratio of Mortgagors of the Group 5 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
      Original           Number Of         Aggregate         Aggregate          Average                          Weighted
   Debt-to-Income        Mortgage           Cut-Off           Cut-Off           Cut-Off      Weighted Average     Average
     Ratios (%)            Loans       Principal Balance Principal Balance Principal Balance   Credit Score    Original LTV
-----------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00                 1             $806,000.00          0.62%          $806,000.00           793            60.83%
10.01 - 15.00                1            1,324,000.00          1.01          1,324,000.00           706            80.00
15.01 - 20.00                8            9,730,200.00          7.43          1,216,275.00           763            64.32
20.01 - 25.00               10           14,796,500.00         11.29          1,479,650.00           746            63.79
25.01 - 30.00               13           12,991,266.23          9.92            999,328.17           738            76.20
30.01 - 35.00               24           16,214,986.18         12.38            675,624.42           725            72.81
35.01 - 40.00               33           33,702,609.48         25.72          1,021,291.20           733            60.43
40.01 - 45.00               28           17,785,072.09         13.58            635,181.15           721            73.79
45.01 - 50.00               23           14,138,843.86         10.79            614,732.34           679            72.28
50.01 - 55.00                6            6,089,700.00          4.65          1,014,950.00           729            67.86
60.01 - 65.00                2            1,620,000.00          1.24            810,000.00           791            64.91
65.01 - 70.00                3            1,813,743.40          1.38            604,581.13           740            60.91
-----------------------------------------------------------------------------------------------------------------------------
Total:                      152        $131,012,921.24        100.00%          $861,927.11           730            67.90%
=============================================================================================================================

(1) As of the Cut-off Date, the weighted average original Debt-to-Income Ratio of the Group 5 Mortgage Loans is expected to be approximately 35.49%.



           Months Since Origination of the Group 5 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
                         Number Of         Aggregate         Aggregate          Average                          Weighted
    Months Since         Mortgage           Cut-Off           Cut-Off           Cut-Off      Weighted Average     Average
    Origination            Loans       Principal Balance Principal Balance Principal Balance   Credit Score    Original LTV
-----------------------------------------------------------------------------------------------------------------------------
1 - 6                       143         $123,129,501.09         93.98%         $861,045.46            731            67.69%
7 - 12                       6             5,849,070.95          4.46           974,845.16            699            72.19
13 - 18                      3             2,034,349.20          1.55           678,116.40            731            68.03
-----------------------------------------------------------------------------------------------------------------------------
Total:                      152         $131,012,921.24        100.00%         $861,927.11            730            67.90%
=============================================================================================================================

(1) As of the Cut-off Date, the weighted average months since origination of the Group 5 Mortgage Loans is expected to be approximately 3 months.


Banc  of  America  Securities  LLC                                                38
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------

Description of the Mortgage Loans
---------------------------------

The Mortgage Loans consist of One-Year CMT and One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for approximately the first 3, 5, 7 & 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 93.12% of the Mortgage Loans require only the payment of interest until the 37th, 61st, 85th or 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year CMT or One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year CMT index will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date. The One-Year LIBOR Index is the average of the interbank offered rates for the one-year U.S. dollar-denominated deposits in the London Market as published in The Wall Street Journal and available as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.375% to 14.000%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's Gross Margin.


Approximately 0.15% of the Mortgage Loans provide for the payment of a prepayment premium by the related mortgagors in connection with certain prepayments.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                                   Collateral Summary             Range (if applicable)
                                                                   ------------------             ---------------------
Total Outstanding Loan Balance                                        $1,167,908,854
Total Number of Loans                                                          1,592
Average Loan Principal Balance
                                                                            $733,611                $63,611 to $5,975,351
WA Gross Coupon                                                               6.310%                     4.375% to 8.000%
WA FICO                                                                          716                           599 to 813
WA Original Term                                                          360 months                    360 to 480 months
WA Remaining Term                                                         359 months                    321 to 480 months
WA OLTV                                                                       71.31%                   24.55% to 100.00%
WA DTI                                                                        36.37%                      4.65% to 69.90%
WA Months to First Rate Adjustment Date                                    70 months                     35 to 120 months
WA Gross Margin                                                               2.377%                     2.000% to 3.700%
WA Rate Ceiling                                                              11.317%                    9.375% to 14.000%
Geographic Concentration of Mortgaged Properties (Top 5         CA            60.08%
States) based on the Aggregate Stated Principal Balance         FL             5.34%
                                                                IL             4.75%
                                                                NY             3.93%
                                                                CO             2.50%
Percentage of Mortgage Loans Covered by PMI Policies                           2.15%

Percentage of Buydown Loans                                                    0.68%
-------------------------------------------------------------------------------------------------------------------------------

Banc  of  America  Securities  LLC                                                39
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------

           Occupancy of Mortgaged Properties of the Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                        Aggregate         Percent of
                       Number Of          Cut-Off         Aggregate          Average          Weighted
                       Mortgage         Principal          Cut-Off           Cut-Off       Average Credit  Weighted Average
    Occupancy            Loans           Balance      Principal Balance Principal Balance      Score         Original LTV
-----------------------------------------------------------------------------------------------------------------------------
Primary Residence        1,420    $1,042,554,086.71        89.27%          $734,193.02           715              71.36%
Second Home               105         83,791,428.84         7.17            798,013.61           719              69.36
Investor Property         67          41,563,338.47         3.56            620,348.34           729              74.05
-----------------------------------------------------------------------------------------------------------------------------
Total:                   1,592    $1,167,908,854.02       100.00%          $733,611.09           716              71.31%
=============================================================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                      Property Types of the Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------
                                                                  Percent of
                                                                  Aggregate       Average
                            Number Of          Aggregate           Cut-Off        Cut-Off        Weighted        Weighted
                             Mortgage       Cut-Off Principal     Principal      Principal    Average Credit     Average
     Property Type             Loans            Balance            Balance        Balance          Score       Original LTV
-----------------------------------------------------------------------------------------------------------------------------
Single Family Residence       1,115        $830,109,627.91         71.08%       $744,492.94         715           70.28%
PUD                            229          173,519,724.44         14.86         757,728.05         720           72.92
Condominium                    177          112,873,894.09          9.66         637,705.62         715           75.53
2-Family                        47           32,510,914.08          2.78         691,721.58         713           74.96
Cooperative                     11            9,390,093.95          0.80         853,644.90         730           69.16
3-Family                        5             4,066,762.27          0.35         813,352.45         731           76.47
4-Family                        5             3,325,444.28          0.28         665,088.86         751           59.61
Townhouse                       3             2,112,393.00          0.18         704,131.00         683           81.40
-----------------------------------------------------------------------------------------------------------------------------
Total:                        1,592      $1,167,908,854.02        100.00%       $733,611.09         716           71.31%
=============================================================================================================================


                   Mortgage Loan Purpose of the Mortgage Loans


-----------------------------------------------------------------------------------------------------------------------------
                                                              Percent of
                                            Aggregate        Aggregate         Average
                           Number Of          Cut-Off         Cut-Off          Cut-Off         Weighted         Weighted
                            Mortgage        Principal        Principal        Principal     Average Credit      Average
        Purpose               Loans          Balance          Balance          Balance          Score         Original LTV
-----------------------------------------------------------------------------------------------------------------------------
Purchase                      581        $413,893,105.31       35.44%        $712,380.56         727             76.09%
Refinance-Cashout             535         380,759,734.61       32.60         711,700.44          703             68.92
Refinance-Rate/Term           476         373,256,014.10       31.96         784,151.29          718             68.45
-----------------------------------------------------------------------------------------------------------------------------
Total:                       1,592     $1,167,908,854.02      100.00%        $733,611.09         716             71.31%
=============================================================================================================================

Banc  of  America  Securities  LLC                                                40
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------


 Geographical Distribution of the Mortgaged Properties of the Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                                  Percent of
                                                                  Aggregate       Average
                            Number Of          Aggregate           Cut-Off        Cut-Off        Weighted        Weighted
                            Mortgage        Cut-Off Principal     Principal      Principal    Average Credit     Average
    Geographic Area           Loans             Balance            Balance        Balance          Score       Original LTV
-----------------------------------------------------------------------------------------------------------------------------
Alabama                         4            $4,171,166.39          0.36%     $1,042,791.60         711           72.07%
Arizona                        32            21,453,410.85          1.84         670,419.09         705           69.47
California                     960          701,675,142.19         60.08         730,911.61         718           71.26
Colorado                       31            29,146,050.11          2.50         940,195.16         723           72.65
Connecticut                    14            11,934,090.81          1.02         852,435.06         719           69.27
Delaware                        1             2,700,000.00          0.23       2,700,000.00         805           72.97
Dist. of Columbia              14            11,785,357.73          1.01         841,811.27         735           68.79
Florida                        87            62,330,108.38          5.34         716,438.03         718           73.55
Georgia                        14             9,813,043.00          0.84         700,931.64         681           69.79
Hawaii                          7             6,286,289.68          0.54         898,041.38         746           65.24
Idaho                           3               883,352.85          0.08         294,450.95         664           78.71
Illinois                       71            55,479,243.61          4.75         781,397.80         710           71.77
Indiana                         1             1,200,000.00          0.10       1,200,000.00         664           80.00
Kansas                          1               610,210.00          0.05         610,210.00         685           75.00
Kentucky                        1               565,145.93          0.05         565,145.93         732           85.00
Maine                           1               585,000.00          0.05         585,000.00         669           66.86
Maryland                       37            23,235,118.49          1.99         627,976.18         708           74.33
Massachusetts                  15            13,176,341.51          1.13         878,422.77         729           72.05
Michigan                        5             3,795,200.00          0.32         759,040.00         716           75.18
Minnesota                      11             8,015,262.00          0.69         728,660.18         714           71.74
Missouri                        2             1,183,200.00          0.10         591,600.00         674           80.00
Montana                         1             1,000,000.00          0.09       1,000,000.00         802           55.56
Nevada                         26            17,165,735.56          1.47         660,220.60         698           71.20
New Hampshire                   2             1,197,000.00          0.10         598,500.00         681           66.41
New Jersey                     31            21,118,042.93          1.81         681,227.19         690           69.37
New Mexico                      5             2,257,435.24          0.19         451,487.05         736           80.00
New York                       56            45,917,921.56          3.93         819,962.89         711           68.36
North Carolina                 17            12,805,170.43          1.10         753,245.32         719           69.36
Oklahoma                        1               106,400.00          0.01         106,400.00         658           95.00
Oregon                         11             7,285,905.34          0.62         662,355.03         729           71.16
Pennsylvania                    9             6,501,439.80          0.56         722,382.20         722           72.79
South Carolina                 13            10,446,812.14          0.89         803,600.93         718           70.01
South Dakota                    1               920,000.00          0.08         920,000.00         749           80.00
Tennessee                       4             2,453,992.00          0.21         613,498.00         736           79.34
Texas                          14            12,167,375.48          1.04         869,098.25         734           71.01
Utah                            7             3,613,599.86          0.31         516,228.55         723           70.40
Vermont                         2             1,471,200.00          0.13         735,600.00         782           64.46
Virginia                       34            18,788,587.83          1.61         552,605.52         715           79.16
Washington                     42            25,134,151.69          2.15         598,432.18         703           75.50
Wisconsin                       3             1,560,000.00          0.13         520,000.00         683           77.61
Wyoming                         1             5,975,350.63          0.51       5,975,350.63         709           33.33
-----------------------------------------------------------------------------------------------------------------------------
Total:                        1,592      $1,167,908,854.02       100.00%        $733,611.09         716           71.31%
=============================================================================================================================

(1) As of the Cut-off Date, no more than approximately 0.83% of the Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.


Banc  of  America  Securities  LLC                                                41
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------

       Current Mortgage Loan Principal Balances of the Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                                Percent of
                                               Aggregate        Aggregate        Average
                               Number Of         Cut-Off         Cut-Off         Cut-Off        Weighted        Weighted
   Current Mortage Loan        Mortgage        Principal        Principal       Principal    Average Credit      Average
  Principal Balances ($)         Loans          Balance          Balance         Balance          Score       Original LTV
-----------------------------------------------------------------------------------------------------------------------------
50,000.01 - 100,000.00             2           $147,936.06        0.01%        $73,968.03          719            76.51%
100,000.01 - 150,000.00            6            751,331.65        0.06         125,221.94          717            75.31
150,000.01 - 200,000.00           12          2,145,122.38        0.18         178,760.20          692            82.59
200,000.01 - 250,000.00            7          1,588,886.01        0.14         226,983.72          691            80.04
250,000.01 - 300,000.00           14          3,829,630.61        0.33         273,545.04          691            73.22
300,000.01 - 350,000.00           10          3,256,200.98        0.28         325,620.10          723            77.88
350,000.01 - 400,000.00           11          4,243,392.00        0.36         385,762.91          701            77.34
400,000.01 - 450,000.00           163        70,823,457.08        6.06         434,499.74          699            75.77
450,000.01 - 500,000.00           238       113,588,312.82        9.73         477,261.82          707            74.78
500,000.01 - 550,000.00           176        92,990,443.19        7.96         528,354.79          708            73.48
550,000.01 - 600,000.00           195       112,588,373.23        9.64         577,376.27          709            73.73
600,000.01 - 650,000.00           142        89,149,441.58        7.63         627,812.97          702            73.77
650,000.01 - 700,000.00           91         61,809,431.38        5.29         679,224.52          715            71.99
700,000.01 - 750,000.00           67         48,823,973.50        4.18         728,716.02          713            73.31
750,000.01 - 800,000.00           66         51,568,670.78        4.42         781,343.50          707            74.12
800,000.01 - 850,000.00           36         29,868,426.99        2.56         829,678.53          710            73.00
850,000.01 - 900,000.00           38         33,404,960.92        2.86         879,077.92          708            74.36
900,000.01 - 950,000.00           31         28,685,672.00        2.46         925,344.26          719            71.77
950,000.01 - 1,000,000.00         86         85,063,427.80        7.28         989,109.63          715            68.42
1,000,000.01 - 1,500,000.00       131       174,135,015.70       14.91       1,329,274.93          727            71.46
1,500,000.01 - 2,000,000.00       25         45,882,618.17        3.93       1,835,304.73          738            65.95
2,000,000.01 - 2,500,000.00       34         76,966,278.56        6.59       2,263,714.08          743            59.30
2,500,000.01 - 3,000,000.00        9         25,622,500.00        2.19       2,846,944.44          757            65.43
3,000,000.01 over                  2         10,975,350.63        0.94       5,487,675.32          742            34.41
-----------------------------------------------------------------------------------------------------------------------------
Total:                           1,592   $1,167,908,854.02      100.00%       $733,611.09          716            71.31%
=============================================================================================================================



(1) As of the Cut-off Date, the average outstanding principal balance of the Mortgage Loans is expected to be approximately $733,611.


Banc  of  America  Securities  LLC                                                42
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------

             Original Loan-To-Value Ratios of the Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
                                           Aggregate        Aggregate         Average
       Original           Number Of          Cut-Off         Cut-Off          Cut-Off                            Weighted
 Loan-To-Value Ratios      Mortgage        Principal        Principal        Principal      Weighted Average      Average
         (%)                 Loans          Balance          Balance          Balance         Credit Score     Original LTV
-----------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                 2            $885,000.00         0.08%         $442,500.00            718             24.58%
25.01 - 30.00                 4           4,573,000.00         0.39         1,143,250.00            736             27.87
30.01 - 35.00                 15         18,690,717.09         1.60         1,246,047.81            718             33.04
35.01 - 40.00                 16         16,853,314.21         1.44         1,053,332.14            727             37.52
40.01 - 45.00                 12         12,327,499.00         1.06         1,027,291.58            736             42.15
45.01 - 50.00                 28         22,020,953.54         1.89           786,462.63            695             47.48
50.01 - 55.00                 46         44,764,809.83         3.83           973,148.04            725             53.69
55.01 - 60.00                 67         67,143,351.66         5.75         1,002,139.58            726             58.31
60.01 - 65.00                 88         75,585,715.10         6.47           858,928.58            698             63.42
65.01 - 70.00                218        186,271,103.24        15.95           854,454.60            717             68.42
70.01 - 75.00                234        176,663,718.69        15.13           754,973.16            717             73.83
75.01 - 80.00                804        515,883,577.76        44.17           641,646.24            716             79.56
80.01 - 85.00                 11          6,245,160.93         0.53           567,741.90            705             83.77
85.01 - 90.00                 20          8,805,843.09         0.75           440,292.15            701             89.89
90.01 - 95.00                 24          9,548,328.69         0.82           397,847.03            710             94.56
95.01 - 100.00                3           1,646,761.19         0.14           548,920.40            758            100.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                      1,592    $1,167,908,854.02       100.00%         $733,611.09            716             71.31%
=============================================================================================================================

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Mortgage Loans is expected to be approximately 71.31%.






Banc  of  America  Securities  LLC                                                43
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------

            Current Mortgage Interest Rates of the Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                            Percent of
                                           Aggregate        Aggregate         Average
                          Number Of          Cut-Off         Cut-Off          Cut-Off                           Weighted
   Current Mortgage        Mortgage        Principal        Principal        Principal     Weighted Average       Average
  Interest Rates (%)         Loans          Balance          Balance          Balance         Credit Score     Original LTV
-----------------------------------------------------------------------------------------------------------------------------
4.251 - 4.500                 1           $510,425.00          0.04%        $510,425.00            733             79.99%
4.501 - 4.750                 3           1,880,035.61         0.16          626,678.54            681             76.84
4.751 - 5.000                 13         11,961,380.51         1.02          920,106.19            728             77.24
5.001 - 5.250                 12          8,273,400.00         0.71          689,450.00            717             76.33
5.251 - 5.500                 30         19,383,300.43         1.66          646,110.01            724             72.75
5.501 - 5.750                 72         49,236,062.21         4.22          683,834.20            720             72.60
5.751 - 6.000                187        162,135,701.59        13.88          867,035.84            732             68.23
6.001 - 6.250                368        278,879,248.12        23.88          757,824.04            724             71.34
6.251 - 6.500                504        358,922,967.46        30.73          712,148.74            714             71.41
6.501 - 6.750                248        175,881,602.29        15.06          709,200.01            706             72.19
6.751 - 7.000                116         77,793,761.00         6.66          670,635.87            693             70.25
7.001 - 7.250                 24         14,840,889.27         1.27          618,370.39            677             78.10
7.251 - 7.500                 7           4,133,990.85         0.35          590,570.12            681             79.96
7.501 - 7.750                 5           3,110,689.68         0.27          622,137.94            645             79.35
7.751 - 8.000                 2             965,400.00         0.08          482,700.00            638             78.70
-----------------------------------------------------------------------------------------------------------------------------
Total:                      1,592    $1,167,908,854.02       100.00%        $733,611.09            716             71.31%
=============================================================================================================================

(1) As of the Cut-off Date, the weighted average current mortgage interest rate of the Mortgage Loans is expected to be approximately 6.310% per annum.


                     Gross Margins of the Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                            Percent of
                                           Aggregate        Aggregate         Average
                          Number Of          Cut-Off         Cut-Off          Cut-Off                            Weighted
                           Mortgage        Principal        Principal        Principal      Weighted Average      Average
   Gross Margin ($)          Loans          Balance          Balance          Balance         Credit Score     Original LTV
-----------------------------------------------------------------------------------------------------------------------------
1.751 - 2.000                 16         $34,844,229.48         2.98%      $2,177,764.34            765             49.47%
2.001 - 2.250               1,112        790,260,305.15        67.66          710,665.74            719             72.62
2.251 - 2.500                 29          23,519,638.22         2.01          811,022.01            686             69.90
2.501 - 2.750                400         298,325,709.31        25.54          745,814.27            710             70.00
2.751 - 3.000                 19          11,737,581.01         1.01          617,767.42            661             79.03
3.001 - 3.250                 12           6,651,990.85         0.57          554,332.57            663             78.30
3.251 - 3.500                 2            1,104,000.00         0.09          552,000.00            636             78.32
3.501 - 3.750                 2            1,465,400.00         0.13          732,700.00            618             79.73
-----------------------------------------------------------------------------------------------------------------------------
Total:                      1,592     $1,167,908,854.02       100.00%        $733,611.09            716             71.31%
=============================================================================================================================

(1) As of the Cut-off Date, the weighted average Gross Margin of the Mortgage Loans is expected to be approximately 2.377% per annum.


Banc  of  America  Securities  LLC                                                44
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------


                     Rate Ceilings of the Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                            Percent of
                                           Aggregate        Aggregate        Average
                          Number Of          Cut-Off         Cut-Off          Cut-Off                           Weighted
                           Mortgage        Principal        Principal        Principal     Weighted Average       Average
  Rate Ceilings (%)          Loans          Balance          Balance          Balance         Credit Score     Original LTV
-----------------------------------------------------------------------------------------------------------------------------
9.251 - 9.500                 1           $510,425.00          0.04%        $510,425.00            733             79.99%
9.501 - 9.750                 3           1,880,035.61         0.16          626,678.54            681             76.84
9.751 - 10.000                13         11,961,380.51         1.02          920,106.19            728             77.24
10.001 - 10.250               12          8,273,400.00         0.71          689,450.00            717             76.33
10.251 - 10.500               30         19,383,300.43         1.66          646,110.01            724             72.75
10.501 - 10.750               72         49,236,062.21         4.22          683,834.20            720             72.60
10.751 - 11.000              187        161,888,918.36        13.86          865,716.14            732             68.20
11.001 - 11.250              365        277,594,651.14        23.77          760,533.29            724             71.30
11.251 - 11.500              495        352,480,393.03        30.18          712,081.60            714             71.37
11.501 - 11.750              247        175,293,852.29        15.01          709,691.71            706             72.20
11.751 - 12.000              117         78,513,044.23         6.72          671,051.66            694             70.34
12.001 - 12.250               25         15,293,246.23         1.31          611,729.85            680             77.50
12.251 - 12.500               15          9,988,150.92         0.86          665,876.73            695             76.40
12.501 - 12.750               8           4,646,594.06         0.40          580,824.26            662             79.83
12.751 - 13.000               1             470,400.00         0.04          470,400.00            614             80.00
13.751 - 14.000               1             495,000.00         0.04          495,000.00            661             77.46
-----------------------------------------------------------------------------------------------------------------------------
Total:                      1,592    $1,167,908,854.02       100.00%        $733,611.09            716             71.31%
=============================================================================================================================

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Mortgage Loans is expected to be approximately 11.317% per annum.


              First Rate Adjustment Date of the Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
                         Number Of         Aggregate         Aggregate          Average                          Weighted
     First Rate          Mortgage           Cut-Off           Cut-Off           Cut-Off      Weighted Average     Average
  Adjustment Date          Loans       Principal Balance Principal Balance Principal Balance   Credit Score    Original LTV
-----------------------------------------------------------------------------------------------------------------------------
November 1, 2009             7           $4,382,619.00         0.38%         $626,088.43            718            75.85%
December 1, 2009             6            4,340,000.00         0.37           723,333.33            706            73.64
September 1, 2010            1              422,302.61         0.04           422,302.61            652            66.20
October 1, 2010              1              333,737.93         0.03           333,737.93            671            36.81
April 1, 2011                1              777,999.94         0.07           777,999.94            670            79.96
May 1, 2011                  1              420,000.00         0.04           420,000.00            707            80.00
June 1, 2011                 1              600,200.00         0.05           600,200.00            703            79.99
July 1, 2011                 3            1,831,140.69         0.16           610,380.23            746            89.07
August 1, 2011               7            6,615,850.99         0.57           945,121.57            694            69.79
September 1, 2011           24           14,285,593.61         1.22           595,233.07            705            74.02
October 1, 2011             222         200,194,918.15        17.14           901,778.91            716            65.63
November 1, 2011            564         402,120,672.57        34.43           712,979.92            714            72.70
December 1, 2011            238         162,686,480.60        13.93           683,556.64            714            73.86
April 1, 2012                1               63,611.08         0.01            63,611.08            671            52.00
July 1, 2013                 4            4,875,782.54         0.42         1,218,945.64            737            67.86




Banc  of  America  Securities  LLC                                                45
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------

August 1, 2013              16            7,169,741.64         0.61           448,108.85            700            71.75
September 1, 2013           62           28,478,804.67         2.44           459,335.56            699            77.49
October 1, 2013             106          72,692,508.42         6.22           685,778.38            716            72.45
November 1, 2013            105          71,361,625.34         6.11           679,634.53            720            72.40
December 1, 2013            70           53,242,343.00         4.56           760,604.90            719            75.01
October 1, 2015              1              256,000.00         0.02           256,000.00            677            80.00
December 1, 2015             1              881,343.95         0.08           881,343.95            803            63.49
January 1, 2016              1              897,005.25         0.08           897,005.25            675            69.08
April 1, 2016                2            1,804,000.00         0.15           902,000.00            732            79.82
May 1, 2016                  2            2,961,000.00         0.25         1,480,500.00            677            67.82
June 1, 2016                 2            1,084,070.95         0.09           542,035.48            702            71.44
July 1, 2016                 2              897,950.00         0.08           448,975.00            677            73.10
August 1, 2016               4            9,401,922.25         0.81         2,350,480.56            721            50.34
September 1, 2016            8            7,032,015.16         0.60           879,001.90            727            65.89
October 1, 2016             25           29,107,888.80         2.49         1,164,315.55            741            62.61
November 1, 2016            82           60,720,004.88         5.20           740,487.86            725            71.70
December 1, 2016            22           15,969,720.00         1.37           725,896.36            746            72.39
-----------------------------------------------------------------------------------------------------------------------------
Total:                     1,592     $1,167,908,854.02       100.00%         $733,611.09            716            71.31%
=============================================================================================================================

(1) As of the Cut-off Date, the weighted average number of months to the first Adjustment Date for the Mortgage Loans is expected to be approximately 70 months.


                    Remaining Terms of the Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
                         Number Of         Aggregate         Aggregate          Average                          Weighted
   Remaining Term        Mortgage           Cut-Off           Cut-Off           Cut-Off      Weighted Average     Average
      (Months)             Loans       Principal Balance Principal Balance Principal Balance   Credit Score    Original LTV
-----------------------------------------------------------------------------------------------------------------------------
321 - 340                    3              $819,651.62          0.07%        $273,217.21            661            53.13%
341 - 360                  1,578       1,162,493,266.52         99.54          736,687.75            716            71.30
over 361                    11             4,595,935.88          0.39          417,812.35            692            79.17
----------------------------------------------------------------------------------------------------------------------------
Total:                     1,592      $1,167,908,854.02        100.00%        $733,611.09            716            71.31%
=============================================================================================================================

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Mortgage Loans is expected to be approximately 359 months.








Banc  of  America  Securities  LLC                                                46
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------


             Credit Scoring of Mortgagors of the Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
                         Number Of         Aggregate         Aggregate          Average                          Weighted
                         Mortgage           Cut-Off           Cut-Off           Cut-Off      Weighted Average     Average
   Credit Scores           Loans       Principal Balance Principal Balance Principal Balance   Credit Score    Original LTV
-----------------------------------------------------------------------------------------------------------------------------
801 - 850                   21          $17,806,049.74          1.52%         $847,907.13            805            67.80%
751 - 800                   304         276,979,475.60         23.72           911,116.70            775            71.09
701 - 750                   516         375,909,490.25         32.19           728,506.76            722            71.24
651 - 700                   652         432,419,523.52         37.03           663,220.13            680            71.73
601 - 650                   88           56,913,327.24          4.87           646,742.36            638            70.85
551 - 600                    1              453,765.33          0.04           453,765.33            599            69.47
Not Scored 1                10            7,427,222.34          0.64           742,722.23              0            71.27
-----------------------------------------------------------------------------------------------------------------------------
Total:                     1,592     $1,167,908,854.02        100.00%         $733,611.09            716            71.31%
=============================================================================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


      Original Debt-to-Income Ratio of Mortgagors of the Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
      Original           Number Of         Aggregate         Aggregate          Average                          Weighted
   Debt-to-Income        Mortgage           Cut-Off           Cut-Off           Cut-Off      Weighted Average     Average
     Ratios (%)            Loans       Principal Balance Principal Balance Principal Balance   Credit Score    Original LTV
-----------------------------------------------------------------------------------------------------------------------------
Not Scored 0.00              1             $435,482.72         0.04%         $435,482.72            651            57.52%
1.01 - 5.00                  1              591,995.57         0.05           591,995.57            725            39.47
5.01 - 10.00                 8            7,846,000.00         0.67           980,750.00            741            67.10
10.01 - 15.00               20           13,391,589.69         1.15           669,579.48            732            70.67
15.01 - 20.00               62           55,589,222.16         4.76           896,600.36            727            65.15
20.01 - 25.00               91           77,915,146.81         6.67           856,210.40            724            68.40
25.01 - 30.00               153         113,085,211.49         9.68           739,119.03            720            71.25
30.01 - 35.00               252         187,159,965.90        16.03           742,698.28            714            70.84
35.01 - 40.00               425         318,779,769.63        27.29           750,070.05            713            72.04
40.01 - 45.00               327         217,500,274.18        18.62           665,138.45            711            73.32
45.01 - 50.00               161         106,172,294.14         9.09           659,455.24            706            72.28
50.01 - 55.00               58           46,907,410.46         4.02           808,748.46            734            70.87
55.01 - 60.00               19           14,593,117.75         1.25           768,058.83            736            70.78
60.01 - 65.00                6            3,623,430.12         0.31           603,905.02            763            66.21
65.01 - 70.00                8            4,317,943.40         0.37           539,742.93            742            73.28
-----------------------------------------------------------------------------------------------------------------------------
Total:                     1,592     $1,167,908,854.02       100.00%         $733,611.09            716            71.31%
=============================================================================================================================

(1) As of the Cut-off Date, the weighted average original Debt-to-Income Ratio of the Mortgage Loans is expected to be approximately 36.37%.


Banc  of  America  Securities  LLC                                                47
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates, Series 2006-J
                            $1,156,229.00 (approximate) Certificates
--------------------------------------------------------------------------------

               Months Since Origination of the Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                             Percent of
                         Number Of         Aggregate         Aggregate          Average                          Weighted
    Months Since         Mortgage           Cut-Off           Cut-Off           Cut-Off      Weighted Average     Average
    Origination            Loans       Principal Balance Principal Balance Principal Balance   Credit Score    Original LTV
-----------------------------------------------------------------------------------------------------------------------------
1 - 6                      1,576     $1,157,073,496.67         99.07%         $734,183.69           716            71.31%
7-12                         9            7,647,270.89          0.65           849,696.77           696            74.02
13 - 18                      4            2,368,434.84          0.20           592,108.71           731            69.72
19 - 24                      1               63,611.08          0.01            63,611.08           671            52.00
37 - 42                      2              756,040.54          0.06           378,020.27           660            53.23
-----------------------------------------------------------------------------------------------------------------------------
Total:                     1,592     $1,167,908,854.02        100.00%         $733,611.09           716            71.31%
=============================================================================================================================

(1) As of the Cut-off Date, the weighted average months since origination of the Mortgage Loans is expected to be approximately 2 months.




Banc  of  America  Securities  LLC                                                48
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor,  the issuing  entity and this  offering.  You may get these documents  for  free by  visiting  EDGAR  on the SEC  Web  site at  www.sec.gov.
Alternatively,  the issuer,  any underwriter or any dealer  participating in the offering  will arrange to send you the  prospectus  if you request it by calling
toll-free      1-800-294-1322     or     you     e-mail     a     request     to
dg.prospectus_distribution@bofasecurities.com.   The   securities   may  not  be
suitable for all  investors.  Banc of America  Securities LLC and its affiliates may  acquire,  hold  or  sell  positions  in  these  securities,  or in  related derivatives,  and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

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